EXHIBIT 10.35

Execution Version

LOAN AGREEMENT
by and among 4FRONT VENTURES CORP.,
ITS WHOLLY-OWNED SUBSIDIARIES,
and the Borrowers from time to time hereto (as Borrowers)
and
ALT DEBT II, LP,
(as Lender) and
GGG PARTNERS LLC,
(as Collateral Agent) dated as of
October 13, 2023

HB: 4868-8978-1628.11

EXHIBIT 10.35

TABLE OF CONTENTS

1

HB: 4868-8978-1628.11

EXHIBIT 10.35

2

HB: 4868-8978-1628.11

EXHIBIT 10.35

iii

3

HB: 4868-8978-1628.11

EXHIBIT 10.35

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”), dated as of October 13, 2023, is entered into by and among 4FRONT VENTURES CORP., a British Columbia corporation (“Ventures”), and the entities set forth on Schedule 1 attached hereto, (together with each Person that joins this Agreement as a borrower, each a “Borrower” and collectively, the “Borrowers”), ALT DEBT II, LP, a Delaware limited partnership (the “Lender”), and GGG Partners, LLC, a Georgia limited liability company (the “Collateral Agent”).

IN CONSIDERATION of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, Lender, and Collateral Agent hereto agree as follows:
DEFINITIONS AND INTERPRETATION
Section 1.01 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:
“Adjusted Consolidated EBITDAR” means, for any Reference Period, with respect to the Loan Parties on a consolidated basis and without duplication, Consolidated EBITDAR less the total amount of (a) Taxes paid in cash for such period, and (b) Maintenance Capital Expenditures for such period, and (c) all license fees for such period paid or payable to any Governmental Authority to maintain Required Licenses.
“Administrative Borrower” has the meaning set forth in Section 3.01(a).
“Affiliate” as to any Person, means any other Person that, directly or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 25% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Anti-Corruption Laws” means all Legal Requirements concerning or relating to (a) bribery or corruption, including, without limitation, the United States Foreign Corrupt Practices Act of 1977, the Corruption of Foreign Public Officials Act (Canada), each, as amended, and the anti-bribery and anti-corruption laws and regulations of those jurisdictions in which any Borrower does business; and (b) terrorism or money laundering, including, without limitation, the Money Laundering Control Act of 1986 (18 U.S.C. §§ 1956-1957), the Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5332 and 12 U.S.C. §§ 1818(s), 1820(b) and §§ 1951-1959), the Anti-Money Laundering Act of 2020, Pub. L. No. 116- 283, Div. F §§ 6001-6511, the Canadian AML Acts, and the rules, regulations, and guidance issued by any Governmental Authority thereunder, and any law prohibiting or directed against the financing or support of terrorist activities (e.g., 18 U.S.C. §§ 2339A and 2339B), which for the avoidance of doubt in each case shall exclude the Federal Cannabis Laws;

HB: 4868-8978-1628.11

EXHIBIT 10.35

provided, that, for purposes of this Agreement, “Anti-Corruption Laws” shall not include the Racketeer Influenced

HB: 4868-8978-1628.11

EXHIBIT 10.35

and Corrupt Organizations Act (18 U.S.C. §§ 1961-1968 et seq.; also known as the Organized Crime Control Act of 1970) or similar laws.
“Applicable Rate” means a simple rate per annum equal to the greater of (a) the sum of the Prime Rate and seven percent (7%), and (b) fifteen and one-half percent (15.5%).
“Approved Strategy” has the meaning set forth in Section 6.14(b).
“Asset Sale” means any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by Section 7.05) that yields gross proceeds to any Loan Party (valued at the principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $100,000.
“Bankruptcy Code” means Title 11 of the United States Code, as amended from time to time, or any similar federal or state law for the relief of debtors.
“Blocked Person” means any Person that (a) is publicly identified on the most current list of “Specially Designated Nationals and Blocked Persons” published by the Office of Foreign Assets Control of the US Department of the Treasury (“OFAC”) or resides, is organized or chartered, or has a place of business in a country or territory subject to OFAC sanctions or embargo programs or (b) is publicly identified as prohibited from doing business with the United States under the International Emergency Economic Powers Act, the Trading With the Enemy Act, or any other Legal Requirement.
“Business Day” means a day other than a Saturday, Sunday, or other day on which commercial banks in New York City are authorized or required by law to close.
“Canadian AML Acts” means applicable Canadian law regarding anti-money laundering, anti-terrorist financing, government sanction and “know your client” matters, including the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada).
“Canadian Cannabis Laws” means the Cannabis Act (Canada), the Cannabis Control and Licensing Act (British Columbia), the Cannabis Distribution Act (British Columbia) and any other Canadian applicable law pertaining to Cannabis‐Related Activities, and the regulations thereunder.
“Canadian Defined Benefit Pension Plan” means a Canadian Pension Plan that contains or has ever contained a "defined benefit provision" as such term is defined in Section 147.1(1) of the Income Tax Act (Canada).
“Canadian Pension Plan” means a pension plan or plan that is subject to applicable pension benefits legislation in any jurisdiction of Canada and that is organized and administered to provide pensions, pension benefits or retirement benefits for employees and former employees of any Loan Party or any Subsidiary thereof.
“Canadian Sanctions List” means the list of names subject to the Regulations Establishing a List of Entities made under subsection 83.05(1) of the Criminal Code (Canada),

2

HB: 4868-8978-1628.11

EXHIBIT 10.35

the Regulations Implementing the United Nations Resolutions on the Suppression of Terrorism and/or the United

3

HB: 4868-8978-1628.11

EXHIBIT 10.35

Nations Al-Qaida and Taliban Regulations, or the Special Economic Measures Act (Canada).
“Canadian Security Agreement” means the Canadian Security Agreement made by certain of the Borrowers in favor of the Collateral Agent for the benefit of the Lender, dated as of the date hereof, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents.
“Cannabis” means, collectively, Marijuana (as defined in 21 U.S.C. § 802(16), as amended), Hemp (as defined by 7 U.S.C. § 1639o(1), as amended), or the plant Cannabis sativa L., including both the Hemp and Marijuana strains of the plant.
“Cannabis Related Activities” means any activities, including advertising or promotional activities, relating to or in connection with the importation, cultivation, production, purchase, distribution or sale of Cannabis, dried marijuana, fresh marijuana, cannabis oil and starting materials with respect thereto or any products related thereto.
“Capital Expenditures” with respect to any Person, means the aggregate of all expenditures by such Person for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets, software, or additions to equipment (including replacements, capitalized repairs, and improvements) which are required to be capitalized under GAAP on the balance sheet of such Person.
“Capital Lease Obligations” with respect to any Person, means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases under GAAP on the balance sheet of such Person and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Cash Equivalents” as to any Person, means (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person, (b) time deposits and certificates of deposit of any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any State thereof or the District of Columbia having capital, surplus, and undivided profits aggregating in excess of $500,000,000, having maturities of not more than one year from the date of acquisition by such Person, (c) repurchase obligations with a term of not more than 90 days for underlying securities of the types described in clause (a) above entered into with any bank meeting the qualifications specified in clause (b) above, (d) commercial paper issued by any issuer rated at least A-1 by Standard & Poor’s Ratings Services, and any successor thereto or at least P-1 by Moody’s Investors Service, Inc., and any successor thereto (or carrying an equivalent rating by a nationally recognized rating agency if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally), and in each case maturing not more than one year after the date of acquisition by such Person, or (e) investments in money market funds

4

HB: 4868-8978-1628.11

EXHIBIT 10.35

substantially all of whose assets are comprised of securities of the types described in clauses (a) through (d) above.

5

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Change in Law” means the occurrence after the date of this Agreement of (a) the adoption or effectiveness of any law, rule, regulation, judicial ruling, judgment, or treaty, (b) any change in any law, rule, regulation, or treaty or in the administration, interpretation, implementation, or application by any Governmental Authority of any law, rule, regulation, or treaty, or (c) the making or issuance by any Governmental Authority of any request, rule, guideline, or directive, whether or not having the force of law; provided that, notwithstanding anything herein to the contrary (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended, and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines, or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States, Canadian or foreign regulatory authorities shall, in each case, be deemed to be a “Change in Law,” regardless of the date enacted, adopted, or issued.
“Change of Control” means (a) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of beneficial ownership of more than 50% of the aggregate outstanding voting power of the Equity Interests of a Person entitled to vote for members of the board of directors of such Person (or similar governing body) on a fully-diluted basis or economic power of the Equity Interests of such Person; (b) during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of such Person (or similar governing body) (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of such Person was approved by a vote of at least a majority of the directors (or similar) of such Person then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the board of directors of such Person (or similar governing body); or (c) any Borrower shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of the percentage of the Equity Interests held by such Borrower in any of its Subsidiaries that is equal to or greater than the percentage of the Equity Interests held by such Borrower in such Subsidiaries on the Closing Date (other than in connection with any Permitted Acquisition, free and clear of all Liens.
“Closing Date” means the date on which the conditions precedent set forth in Section 4.01 are satisfied or waived.
“Closing Date Tax Lien” means, collectively, the (i) Tax lien filed against Mission Partners USA LLC on or about September 29, 2023 in an approximate amount of $431,032.02 (plus amounts constituting additional penalties, interests, and costs as described therein) by the United States Internal Revenue Service (“IRS”), and (ii) that certain Notice of Levy from the IRS dated September 14, 2023 with respect to Mission Partners USA, LLC in the amount of
$573,888.02, as reduced to $135,532.03 pursuant to that certain Release of Levy/Release of Property from Levy dated September 29, 2023.
“Closing Date Term Loan” has the meaning set forth in Section 2.01(a).

6

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Closing Date Term Loan Holdback” has the meaning set forth in Section 6.14(a). “Code” means the Internal Revenue Code of 1986, as amended.

7

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Collateral” has the meaning for such term set forth in the Security Agreement.
“Collateral Agent” has the meaning set forth in the preamble, together with any successor appointed in accordance with this Agreement.
“Collateral Agent Advances” has the meaning set forth in Section 2.09(b).
“Consolidated Debt Expense” means, for any Reference Period, with respect to the Loan Parties on a consolidated basis and without duplication, the sum of (a) total consolidated interest expense (including capitalized interest, premium payments, debt discount, fees, charges, and related expenses with respect to all outstanding Debt of the Loan Parties on a consolidated basis, in each case to the extent recognized as an expense in accordance with GAAP during such period), plus (b) scheduled amortization payments or redemptions on Debt of the Loan Parties on a consolidated basis for such period.
“Consolidated EBITDAR” means, for any Reference Period, with respect to the Loan Parties on a consolidated basis and without duplication, Consolidated Net Income for such Reference Period plus, without duplication and only to the extent deducted in calculating Consolidated Net Income for such period, the sum of (a) all interest expense (as expressed in clause
(a) of the definition of Consolidated Debt Expense) for such period, (b) the sum of federal, state, local, and foreign income Taxes recognized as an expense in accordance with GAAP during such period, (c) the amount of depreciation and amortization recognized as an expense in accordance with GAAP during such period, (d) rent payable under leases of real and personal property (whether a capital lease or any other leases) for such period, (e) any extraordinary, unusual, or non-recurring expenses, losses or charges (including but not limited to non-recurring administrative costs or expenses incurred in obtaining a license and/or opening of any new cultivation, processing or dispensary facility, including lobbying expenses, pre-opening and opening costs and signing, retention and completion bonuses, and any item required to be recognized as an expense due to the issuance of stock) recognized as an expense in accordance with GAAP during such period, but not more than $1,500,000 on a rolling 12 month basis; provided that the foregoing cap shall not apply to non-cash stock compensation, (f) start-up costs in connection with the Matteson, Illinois facility in an amount not to exceed $5,000,000 during the term of this Agreement, (g) any costs or expenses relating to any acquisitions, whether by a Loan Party or a Loan Party’s Affiliate, including any break-up fees to the extent any such acquisition is not consummated, dispositions including legal, accounting, advisory or other transaction-related fees, signing, retention and completion or success bonuses recognized as an expense in accordance with GAAP during such period, but not more than $1,500,000 on a rolling 12 months basis, and
(h) any costs or expenses relating to non-recurring litigation and regulatory matters including investigations by Governmental Authorities recognized as an expense in accordance with GAAP during such period, but not more than $1,000,000 on a rolling 12 months basis, minus, without duplication and only to the extent deducted in calculating Consolidated Net Income for such period, the sum of (i) unusual or non-recurring gains and non-cash income, (ii) any other non-cash income or gains increasing Consolidated Net Income for such period (excluding any such

8

HB: 4868-8978-1628.11

EXHIBIT 10.35

non- cash gain to the extent it represents the reversal of an accrual or reserve for potential cash charge in any prior period) and (iii) any gains realized from the disposition of property outside of the ordinary course of business, all as determined on a consolidated basis.

9

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Consolidated Fixed Charge Coverage Ratio” means, for the applicable Reference Period, the quotient of (a) Adjusted Consolidated EBITDAR divided by (b) Consolidated Fixed Charges; provided, however, that Consolidated Fixed Charge Coverage Ratio shall be calculated to exclude any Guaranty Obligations of Borrowers related that certain $16,000,000 failed sale-leaseback in connection with the NECC transaction dated January 28, 2022.
“Consolidated Fixed Charges” means, for any Reference Period, with respect to the Loan Parties on a consolidated basis and without duplication, the sum of (a) rent payable under leases of real and personal property (whether a capital lease or any other leases) for such period, plus (b) Consolidated Debt Expense for such period.
“Consolidated Leverage Ratio” means for the applicable Reference Period, the quotient of
(a) the aggregate Debt of Borrowers as of the date of calculation divided by (b) Consolidated EBITDAR; provided, however, that Consolidated Leverage Ratio shall be calculated to exclude any Guaranty Obligations of Borrowers related that certain $16,000,000 failed sale-leaseback in connection with the NECC transaction dated January 28, 2022.
“Consolidated Net Income” means, for any Reference Period, the consolidated net income (or loss) of the Loan Parties, determined on a consolidated basis in accordance with GAAP, and all calculations and deliverables under this Agreement or any other Loan Document shall be made or delivered, as applicable, in accordance therewith.
“Contractual Obligation” of any Person, means any provision of any security issued by such Person or of any agreement, instrument, or other undertaking to which such Person is a party or by which it or any of its property is bound, other than the Obligations.
“Debt” of any Person at any date, without duplication, means (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than (i) trade payables and accrued expenses incurred in the ordinary course of business and not past due for more than 61 days after the date on which each such trade payable or account payable was created and (ii) any earn-out, purchase price adjustment, or similar obligation until such obligation appears in the liabilities section of the balance sheet of such Person), (c) all obligations of such Person evidenced by notes, bonds, debentures, or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all obligations of such Person to purchase, redeem, retire, defease, or otherwise make any payment in respect of any Equity Interests in such Person or any other Person or any warrants, rights, or options to acquire such Equity Interests, valued, in the case of redeemable preferred interests, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit, or similar facilities in respect of obligations of the kind referred to in subsections (a) through (e) of this definition, (g) all Guaranty Obligations of such Person in respect of obligations of the kind referred to in subsections (a) through (f) above, (h) all obligations of the kind referred to in subsections (a) through (g) above secured by (or which the holder of such obligation has an

10

HB: 4868-8978-1628.11

EXHIBIT 10.35

existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract

11

HB: 4868-8978-1628.11

EXHIBIT 10.35

rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (i) all debt of any partnership, unlimited liability company, or unincorporated joint venture in which such Person is a general partner, member, or a joint venturer, respectively (unless such Debt is expressly made non-recourse to such Person).
“Debtor Relief Law” means the Bankruptcy Code, the Bankruptcy and Insolvency Act (Canada), the Companies’ Creditors Arrangement Act (Canada), the Winding-Up and Restructuring Act (Canada) and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization, or similar debtor relief laws of the US, Canada or other applicable jurisdictions in effect from time to time.
“Default” means any of the events specified in Section 8.01 which constitutes an Event of Default or which, upon the giving of notice, the lapse of time, or both pursuant to Section 8.01 would, unless cured or waived, become an Event of Default.
“Default Rate” means a rate of simple interest per annum equal to the Applicable Rate plus five percent (5%).
“Deposit Account” has the meaning set forth in the Security Agreement. “Disclosed Litigation” has the meaning set forth in Section 5.06.
“Disposition” or “Dispose” means the sale, transfer, license, lease, or other disposition (whether in one transaction or in a series of transactions, and including any sale and leaseback transaction) of any property (including, without limitation, any Equity Interests) by any Person (or the granting of any option or other right to do any of the foregoing), including any sale, assignment, transfer, or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.
“Disqualified Institution” means (a) any Person designated by the Borrowers as a “Disqualified Institution” by written notice to the Lender at least ten Business Days prior to the Agent Resignation Date, (b) any other Person that is a competitor of the Borrowers or any of their Subsidiaries and that has been designated by the Borrower as a “Disqualified Institution” by written notice to the Lender from time to time, and (c) Affiliates of any entity referenced in clauses
(a) or (b) if designated by the Borrowers by written notice to Lender from time to time. Lender shall have no obligation to determine whether a Person is a “Disqualified Institution” unless such Person has been listed by Borrowers on the DQ List. If, on any relevant date, no DQ List has been provided to Lender by Borrowers, no Person shall be deemed a “Disqualified Institution.”
“Disqualified Stock” means any Equity Interest that, by its terms (or by the terms of any security or other Equity Interest into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder

12

HB: 4868-8978-1628.11

EXHIBIT 10.35

thereof, in whole or in part, (c) provides for the scheduled payments of dividends or distributions in cash, or
(d) is or becomes convertible into or exchangeable for Debt or any other Equity Interests that would constitute Disqualified Stock, in each case, prior to the date that is 91 days after the Maturity Date.

13

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Dollars” means the lawful currency of the United States.
“DQ List” means the list of Disqualified Institutions provided by the Borrowers as updated from time to time.
“Eligible Assignee” has the meaning set forth in Section 9.04.
“Employee Plan” at any one time, means any “employee benefit plan” that is covered by ERISA and in respect of which any Loan Party or an ERISA Affiliate is (or, if such plan were terminated at such time, would under §4062 or §4069 of ERISA be deemed to be) an “employer” as defined in §3(5) of ERISA.
“Environmental Action” means any action, suit, demand, demand letter, claim, notice of violation or non-compliance, notice of liability or potential liability, investigation, proceeding, consent order, or consent agreement relating in any way to any Environmental Law, any permit issued under any Environmental Law, or any Hazardous Material, or arising from alleged injury or threat to health, safety, or the environment including (a) by any Governmental Authority for enforcement, clean-up, removal, response, remedial or other actions, or damages and (b) any Governmental Authority or third party for damages, contribution, indemnification, cost recovery, compensation, or injunctive relief.
“Environmental Law” means any and all Federal, state, foreign, provincial, territorial, local, or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority, or other Legal Requirements as now or may at any time hereafter be in effect, and any binding judicial or administrative interpretation thereof, including any binding judicial or administrative order, consent decree, or judgment, regulating, relating to, or imposing liability or standards of conduct concerning protection of the environment or, to the extent relating to exposure to substances that are harmful or detrimental to the environment, or human health, or safety.
“Equity Interests” means any and all shares, interests, participations, or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership (or profit) interests in a Person (other than a corporation), securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person, and any and all warrants, rights, calls, or options to purchase any of the foregoing, whether voting or nonvoting, and whether or not such shares, warrants, options, rights, or other interests are authorized or otherwise existing on any date of determination.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.
“ERISA Affiliate” means an entity, whether or not incorporated, that is under common control with any Borrower within the meaning of §4001 of ERISA or is part of a group that includes any Borrower and that is treated as a single employer under §414 of the Code.
“Event of Default” has the meaning set forth in Section 8.01.

14

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Excluded Taxes” means any of the following Taxes, imposed on or with respect to the

15

HB: 4868-8978-1628.11

EXHIBIT 10.35

Lender (a) Taxes imposed on or measured by net income (however denominated) and franchise Taxes and (b) any branch profits Taxes imposed by the United States or any similar Tax imposed by any other jurisdiction.
“Federal Cannabis Laws” means any U.S. federal laws, civil, criminal or otherwise, as such relate, either directly or indirectly, to the cultivation, harvesting, production, distribution, sale and possession of Cannabis or related substances or products containing or relating to the same, including, without limitation, the prohibition on drug trafficking under 21 U.S.C. § 841(a), et seq., the conspiracy statute under 18 U.S.C. § 846, the bar against aiding and abetting the conduct of an offense under 18 U.S.C. § 2, the bar against misprision of a felony (concealing another’s felonious conduct) under 18 U.S.C. § 4, the bar against being an accessory after the fact to criminal conduct under 18 U.S.C. § 3, and federal money laundering statutes under 18 U.S.C. §§ 1956, 1957, and 1960 and the regulations and rules promulgated under any of the foregoing.
“Foreign Subsidiary” means any Subsidiary of any Borrower that is not a Subsidiary that is organized and existing under the laws of the United States or any state or commonwealth thereof or under the laws of the District of Columbia.
“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.
“Governmental Authority” means the government of any nation or any political subdivision thereof, whether at the national, state, territorial, provincial, municipal, or any other level, and any agency, authority, instrumentality, regulatory body, court, central bank, or other entity exercising executive, legislative, judicial, taxing, regulatory, or administrative powers or functions of, or pertaining to, government.
“Guaranty Obligation” as to any Person, means any (a) obligation, contingent or otherwise, of such Person guaranteeing or having the effect of guaranteeing any Debt or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation, (ii) to purchase or lease property, securities, or services for the purpose of assuring the obligee in respect of such Debt or other obligation of the payment or performance of such Debt or other obligation, (iii) to maintain working capital, equity capital, net worth, or solvency or liquidity, or any level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Debt or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Debt or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part) or (b) Lien on any assets of such Person securing any Debt or other obligation of any other Person, whether or not such Debt or other obligation is assumed by such Person (or

16

HB: 4868-8978-1628.11

EXHIBIT 10.35

any right, contingent or otherwise, of any holder of such Debt to obtain any such Lien). The amount of any Guaranty Obligation shall be deemed to be an amount equal to the stated or determinable amount of the

17

HB: 4868-8978-1628.11

EXHIBIT 10.35

related primary obligation, or portion thereof, in respect of which such Guaranty Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith.
“Hazardous Materials” means (a) any gasoline, petroleum or petroleum products or by- products, radioactive materials, friable asbestos or asbestos-containing materials, urea- formaldehyde insulation, polychlorinated biphenyls, and radon gas and (b) any other chemicals, materials, or substances designated, classified, or regulated as hazardous or toxic or as a pollutant or contaminant under any Environmental Law.
“IGH Litigation” means that case styled Florival, LLC v. Island Global Holdings, Inc, case number 23CV01053 filed on May 9, 2023, in the Superior Court of the State of California in and for the County of Santa Cruz.
“IGH Litigation Holdback” has the meaning set forth in Section 6.14(d).
“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.
“Insolvency” with respect to any Multiemployer Plan, means such Employee Plan is insolvent within the meaning of §4245 of ERISA.
“Intercompany Subordination Agreement” means an Intercompany Subordination Agreement made by the Borrowers in favor of the Collateral Agent for the benefit of the Collateral Agent and the Lender, in form and substance reasonably satisfactory to the Collateral Agent.
“Interest Payment Date” means the first Business Day of each calendar month occurring while the Loan is outstanding and the Maturity Date of such Loan.
“Investment” has the meaning set forth in Section 7.04.
“Island Intercreditor Agreement” means that certain Subordination and Intercreditor Agreement, dated as of the Closing Date, by and between Lender and HI 4Front, LLC, and acknowledged and agreed to by Borrowers, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Island Note” means that certain promissory note issued by Ventures to HI 4Front, LLC, a Delaware limited liability company pursuant to that certain Promissory Note Purchase Agreement dated August 30, 2022, by and among Ventures, HI 4Front, LLC, and Navy Capital Green Fund, LP.
“Island Note Holdback” has the meaning set forth in Section 6.14(c).
“Joinder Agreement” means a Joinder Agreement, substantially in the form of Exhibit A, duly executed by a Borrower made a party hereto.

18

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Landlord Agreement” has the meaning set forth in Section 4.01(a)(iii).

19

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Legal Requirement” as to any Person, means any law (including common law), statute, ordinance, treaty, rule, regulation, order, decree, judgment, writ, injunction, settlement agreement, requirement or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject (including Canadian Cannabis Laws); provided that the Federal Cannabis Laws are excluded.
“Lender Note” means a promissory note of the Borrowers payable to the Lender, in substantially the form of Exhibit B hereto, evidencing the aggregate indebtedness of the Borrowers to the Lender resulting from the Loan, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents.
“Lien” means any mortgage, pledge, hypothecation, assignment (as security), deposit arrangement, encumbrance, lien (statutory or other), charge, or other security interest, or any preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever having substantially the same economic effect as any of the foregoing (including any conditional sale or other title retention agreement and any capital lease).
“LI Intercreditor Agreement” means that certain Subordination and Intercreditor Agreement, dated as of the Closing Date, by and between Lender and LI Lending, LLC, and acknowledged and agreed to by Borrowers, as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Loan” means each loan made by the Lender to the Borrowers pursuant to Section 2.01, including without limitation the Closing Date Term Loan and the Second Tranche Term Loans.
“Loan Documents” means, collectively, this Agreement, the Security Documents, the Lender Note, any intercreditor agreements, subordination agreements, and all other agreements, documents, certificates, and instruments executed and delivered to the Lender by any Loan Party in connection therewith.
“Loan Party” shall mean, individually, each Borrower and each of their Subsidiaries (excluding Unrestricted Subsidiaries), and “Loan Parties” shall mean, collectively, Borrowers and each of their Subsidiaries (excluding Unrestricted Subsidiaries).
“Maintenance Capital Expenditures” means, with respect to any Person, the aggregate of all expenditures by such Person for the acquisition of fixed or capital assets, software or additions to equipment (including replacements, capitalized repairs and improvements) to maintain the Person’s existing assets that are required to be capitalized under GAAP on the balance sheet of such Person.
“Make Whole Amount” means, as applicable an amount equal to, (i) if the entire outstanding principal amount of the Loans are being prepaid, the net present value of all interest payments that would have been due on such outstanding principal if the Loans were not prepaid but instead paid as scheduled, assuming the Applicable Rate in effect on the date of such

20

HB: 4868-8978-1628.11

EXHIBIT 10.35

prepayment were to apply for every day from such prepayment date through and including the Maturity Date, discounted at a reasonable rate calculated by Lender in its sole discretion (which

21

HB: 4868-8978-1628.11

EXHIBIT 10.35

calculation shall be binding absent manifest error), or (ii) if less than the entire outstanding principal amount of the Loans are being prepaid, the net present value of all interest payment that would have been due on such principal amount being prepaid if such principal amount were not prepaid but instead paid as scheduled, assuming the Applicable Rate in effect on the date of such prepayment were to apply for every day from such prepayment date through and including the Maturity Date, discounted at a reasonable rate calculated by Lender in its sole discretion (which calculation shall be binding absent manifest error).
“Material Adverse Effect” means a material adverse effect on (a) the business, assets, properties, liabilities (actual or contingent), operations, or condition (financial or otherwise) or prospects of any Borrower, individually, or any Borrower or any Borrower and any Subsidiaries of a Borrower taken as a whole, (b) the validity or enforceability of any Loan Document, (c) the perfection or priority of any material Lien purported to be created by any Loan Document, (d) the rights or remedies of the Lender under any Loan Document, or (e) the ability of any Loan Party to perform any of its material obligations under any Loan Document to which it is a party.
“Material Contracts” with respect to any Person, means each contract to which such Person is a party involving aggregate consideration payable by or to such Person equal to at least
$250,000 annually or otherwise material to the business, condition (financial or otherwise), operations, performance, properties, or prospects of such Person.
“Maturity Date” means December 1, 2023; provided, however, that the “Maturity Date” shall be extended by Lender as follows:
(a)if and only if Borrowers (x) are able to cause the maturity date of the Island Note to be extended to January 1, 2025 (or such other date as Lender may agree in its sole discretion) or (y) pay the obligations evidenced by the Island Note in full pursuant to the terms of Sections 6.14(c) and 6.15(a), then the Lender shall extend the Maturity Date to the earlier of: (i) September 6, 2024 and (ii) the date that is one month prior to the earliest maturity date of the Subordinated Debt;
(b)if and only if Borrowers are able to cause the maturity dates of the Subordinated Debt to be extended to a date that is, in the case of (i) Subordinated Debt other than the Island Note, at least one year from such Subordinated Debt’s maturity date as of the Closing Date, and (ii) if the Island Note is still outstanding, the Island Note, a date that is at least one year from the extended maturity date referred to in subsection (a) above, then to a date that is one month earlier than the then-earliest maturity date of the Subordinated Debt;
provided further, however, in no circumstance will the Maturity Date be extended to a date beyond September 30, 2026.
In connection with any extension of the Maturity Date (if any), Lender shall provide to Administrative Borrower a notice in substantially the form attached hereto as Exhibit F (each an “Extension Notice”). To the extent the Maturity Date set forth in this Agreement is inconsistent with an Extension Notice, the Maturity Date in the Extension Notice shall control.

22

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Maximum Facility Amount” means an aggregate amount of principal equal to
$10,000,000.00.

23

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Multiemployer Plan” means an Employee Plan which is a multiemployer plan as defined in § 4001(a)(3) of ERISA to which any Borrower or any ERISA Affiliate makes or is obligated to make contributions.
“Net Cash Proceeds” means (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds actually received from deferred payments of principal pursuant to a note, a receivable, or otherwise), net of attorneys’ fees, accountants’ fees, closing or change of control bonuses, investment banking fees, amounts required to be reserved for indemnification, adjustment of purchase price, or similar obligations pursuant to the agreements governing such Asset Sale, amounts required to be applied to the repayment of Debt secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Loan Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any readily available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Equity Interests or any incurrence of Debt, the cash proceeds received from such issuance or incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions, and other customary fees and expenses actually incurred in connection therewith.
“Notice of Borrowing” shall mean a notice of a borrowing pursuant to Section 2.02, which shall be substantially in the form of Exhibit D.
“Obligations” means all advances to, and debts (including principal, interest, fees, costs, and expenses), liabilities, covenants, and indemnities of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.
“Organizational Documents” means with respect to any Borrower its articles of incorporation, certificate of designation, operating agreement, bylaws, or other organizational document.
“Other Taxes” means any and all present or future stamp, court, recording, filing, intangible, documentary, or similar Taxes or any other excise or property Taxes, charges, or similar levies arising from any payment made hereunder or under any other Loan Document or from the execution, delivery, or enforcement or registration of, or performance under, or from the receipt or perfection of a security interest under or otherwise with respect to this Agreement or any other Loan Document (other than Excluded Taxes imposed with respect to an assignment).
“Participant” has the meaning set forth in Section 9.04(c). “Participant Register” has the meaning set forth in Section 9.04(c).
“Payment Office” means the office or offices of the Lender that the Lender may from time to time notify to the Collateral Agent and the Administrative Borrower.

24

HB: 4868-8978-1628.11

EXHIBIT 10.35

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

25

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Permitted Acquisitions” means the purchase or acquisition (whether in one or a series of related transactions) by any Person of (a) Equity Interests collectively holding more than 50% of the ordinary voting power of another Person or (b) all or substantially all of the property (other than Equity Interests) of another Person or a division or line of business or business unit of another Person, whether or not involving a merger, amalgamation or consolidation with such Person; provided that (i) at the time thereof and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result from such acquisition or purchase, (ii) the Loan Parties shall deliver to Lender copies of all acquisition documents, any quality of earnings or other financial information (including budgets and/or projections), any internal management analysis prepared by Borrowers regarding such purchase or acquisition, and any other information regarding such purchase or acquisition Lender may request for Lender’s review no later than thirty days prior to the consummation of such acquisition or purchase (or such later date as Lender may agree in its sole discretion), (iii) any earn-out or Debt (including, without limitation, Debt owed to the seller in such acquisition or purchase), shall be subordinated to the Obligations pursuant to subordination agreement(s) in form and substance acceptable to Lender in its sole discretion (including if such earn-out or Debt would otherwise be permitted under this Agreement, unless Lender shall otherwise agree in writing, in its sole discretion), and (iv) Lender shall have received from Loan Parties a certification executed by a Responsible Officer of the Loan Parties that the condition in subsection (i) above is true and correct.
“Permitted Cure Securities” means any equity security of Ventures other than Disqualified
Stock.
“Person” means any individual, corporation, limited liability company, trust, joint venture, association, company, limited or general partnership, unincorporated organization, Governmental Authority, or other entity.
“Pledge Agreement” means the Pledge Agreement made by the Borrowers in favor of the Collateral Agent for the benefit of the Lender, dated as of the date hereof, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents.
“PPSA” means the Personal Property Security Act as in effect in the Province of British Columbia from time to time.
“Prepayment Fee” means an amount equal to: (1) if such prepayment occurs on or prior to the first anniversary of the Closing Date (the “First Closing Anniversary Date”), an amount equal to the Make Whole Amount; (2) if such prepayment occurs after the First Closing Anniversary Date but on or prior to the date that is eighteen (18) months after the Closing Date (the “18-Month Anniversary Date”), $1,000,000.00; and (3) if such prepayment occurs after the 18-Month Anniversary Date and before the Maturity Date, $750,000.000.
“Prime Rate” means the rate of interest per annum last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such

26

HB: 4868-8978-1628.11

EXHIBIT 10.35

rate is no longer quoted therein, any similar rate quoted therein (as determined by the Lender) or any similar

27

HB: 4868-8978-1628.11

EXHIBIT 10.35

release by the Federal Reserve Board (as determined by the Lender). Any change in the Prime Rate shall take effect at the opening of business on the day such change is publicly announced or quoted as being effective without the necessity of notice provided to the Borrowers or any other Person.
“Prohibited Activities” has the meaning set forth in Section 9.14. “Projections” has the meaning set forth in Section 6.02(a). “Properties” has the meaning set forth in Section 5.09(a).
“Recovery Event” means any settlement of or payment to any Loan Party in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Loan Party.
“Reference Period” means, at any date of determination, the most recently completed four consecutive calendar quarters on or immediately prior to such date.
“Related Parties” with respect to any Person, means such Person’s Affiliates and the directors, officers, employees, partners, agents, trustees, administrators, managers, advisors, shareholders, stockholders, investors, members, and representatives of it and its Affiliates.
“Reorganization” with respect to any Multiemployer Plan, means that such plan is in reorganization within the meaning of §4241 of ERISA.
“Reportable Event” means any of the events set forth in §4043(c) of ERISA, other than those events as to which the thirty-day notice period is waived.
“Required License” means all Cannabis-related licenses, permits, or registrations required under the applicable Legal Requirements currently in effect necessary for the business of any Borrower.
“Responsible Officer” means, with respect to any Person, the chief executive officer, president, or chief financial officer of such Person, or if such Person does not have a chief executive officer, president, or chief financial officer, the secretary or treasurer of such Person, except that with respect to financial matters, the Responsible Officer shall be the chief financial officer or treasurer of such Person.
“Restricted Payments” has the meaning set forth in Section 7.07.
“Sanctions Laws” means individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by OFAC, the U.S. Department of Commerce, the U.S. Department of State, or through any existing or future Executive Order or other executive action;

28

HB: 4868-8978-1628.11

EXHIBIT 10.35

(b) Canada; (c) the United Nations Security Council; or (d) any other governmental authorities with jurisdiction over any Party or its Subsidiaries.

29

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Sanctioned Entity” means any individual, entity, group, or sector that is the target of any Sanctions Laws, including Blocked Persons, or any territory or country that is the subject to comprehensive Sanctions (currently Cuba, Iran, North Korea, Syria, and the Crimea region of Ukraine), including without limitation, any legal entity that is deemed to be a target of Sanctions based on the direct or indirect ownership or control of such entity by any other Sanctioned Entity.
“SEC” means the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).
“Second Tranche Availability Period” means the period commencing on the Closing Date and ending at 2:00 pm New York City time on the date that is nine months from the Closing Date; provided, however, that in no event shall the Second Tranche Availability Period extend beyond the Maturity Date.
“Second Tranche Conditions” has the meaning set forth in Section 4.02. “Second Tranche Term Loans” has the meaning set forth in Section 2.01(b). “Secured Obligations” has the meaning set forth in the Security Agreement.
“Security Agreement” means the Security Agreement made by the Borrowers in favor of the Collateral Agent for the benefit of the Lender, dated as of the date hereof, as the same may be amended, amended and restated, supplemented, or otherwise modified from time to time to the extent permitted under the Loan Documents.
“Security Agreement Schedules” means the schedules to the Security Agreement. “Security Documents” means, collectively, the Security Agreement, the Pledge
Agreement, the Canadian Security Agreement, and each other security agreement or other instrument or document executed and delivered by any Loan Party to the Collateral Agent pursuant to this Agreement or any other Loan Document granting a Lien to secure any of the Obligations.
“Single Employer Plan” means any Employee Plan that is covered by Title IV of ERISA, other than a Multiemployer Plan.
“Solvent” with respect to any Person as of any date of determination, means that on such date (a) the present fair salable value of the property and assets of such Person exceeds the debts and liabilities, including contingent liabilities, of such Person, (b) the present fair salable value of the property and assets of such Person is greater than the amount that will be required to pay the probable liability of such Person on its debts and other liabilities, including contingent liabilities, as such debts and other liabilities become absolute and matured, (c) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts and liabilities, including contingent liabilities, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) such Person does not have unreasonably small capital with which

30

HB: 4868-8978-1628.11

EXHIBIT 10.35

to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

31

HB: 4868-8978-1628.11

EXHIBIT 10.35

“Subordinated Debt” has the meaning set forth in Section 7.08(a).
“Subsidiary” means, with respect to any Borrower, any corporation, partnership, limited liability company, joint venture, trust or estate, or other Person of or in which (a) more than 50% of (i) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class of such corporation may have voting power upon the happening of a contingency), (ii) the interest in the capital or profits of such partnership, limited liability company, or joint venture,
(iii) the beneficial interest in such trust or estate, or (iv) the issued and outstanding Equity Interests of any other Person, is in each case directly or indirectly owned or controlled through one or more intermediaries, or both, by such Borrower; or (b) such Borrower has the ability to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.
“Tax Holdback” has the meaning set forth in Section 6.14(b).
“Taxes” means any and all present or future income, stamp, or other taxes, levies, imposts, duties, deductions, charges, fees, or withholdings (including backup withholding), or assessments imposed, levied, withheld, or assessed by any Governmental Authority, together with any interest, additions to tax, or penalties imposed thereon and with respect thereto.
“Teichman Litigation” means the case styled Teichman Enterprises, Inc. v. 4Front California Capital Holdings, Inc. f/k/a Cannex Holdings (California), Inc., case number 23STCV23660, filed September 29, 2023, in the Superior Court of the State of California in and for the County of Los Angeles.
“Teichman Litigation Holdback” has the meaning set forth in Section 6.14(e).
“Uniform Commercial Code” means the Uniform Commercial Code as in effect in the State of New York from time to time.
“Unrestricted Subsidiary” means (a) any Subsidiary of a Borrower that is formed or acquired after the Closing Date, provided that at such time (or promptly thereafter) such Borrower designates such Subsidiary as an Unrestricted Subsidiary in a written notice to the Lender, and provided, further that (x) such designation shall be deemed to be an Investment in such Unrestricted Subsidiary on the date of such designation in an amount equal to the sum of (i) such Borrower’s direct or indirect equity ownership percentage of the net worth of such Unrestricted Subsidiary immediately prior to such designation (such net worth to be calculated without regard to any guarantee provided by such Unrestricted Subsidiary) and (ii) the aggregate principal amount of any Debt owed by such designated Unrestricted Subsidiary to such Borrower or any other Subsidiary immediately prior to such designation, all calculated, except as set forth in the parenthetical to clause (i), on a consolidated basis in accordance with GAAP and (y) no Default or Event of Default would result from such designation and (b) each Subsidiary of an Unrestricted Subsidiary; provided that at the time of any written designation by the Borrower to the Lender that any Unrestricted Subsidiary shall no longer constitute an Unrestricted Subsidiary,

32

HB: 4868-8978-1628.11

EXHIBIT 10.35

such Unrestricted Subsidiary shall cease to be an Unrestricted Subsidiary to the extent no Default or Event of Default would result from such designation.
“Withdrawal Liability” has the meaning specified in Part I of Subtitle E of Title IV of

33

HB: 4868-8978-1628.11

EXHIBIT 10.35

ERISA.
“Wind Down Entities” means those entities set forth on Schedule 2 hereto. “Wind Down Entity” shall mean any one of them as applicable.
Section 1.02    Interpretation. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document:
(a)The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The words “include,” “includes,” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (i) any definition of or reference to any agreement, instrument, or other document shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein,” “hereof,” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Exhibits, and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, or supplemented from time to time, (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights, and (vii) the word “dispensary” shall mean a retail store that sells Cannabis products to end consumers in accordance with applicable Legal Requirements.
(b)In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.”
(c)Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations shall mean the repayment in Dollars in full in cash or immediately available funds (and in the case of any asserted contingent Obligations, providing cash collateral or other collateral as may be requested by the Lender) of all of the Obligations other than unasserted contingent indemnification Obligations.
(d)All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP as in effect from time to time, and

34

HB: 4868-8978-1628.11

EXHIBIT 10.35

applied on a consistent basis in a manner consistent with that used in preparing any audited financial statements of the Borrowers, except as otherwise specifically prescribed herein.

35

HB: 4868-8978-1628.11

EXHIBIT 10.35

(e)For all purposes under the Loan Documents, in connection with any division or plan of division under New York law (or any comparable event under a different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (ii) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its equity interests at such time.
THE LOANS
Section 2.01    The Loans.
(a)Subject to the terms and conditions of this Agreement, the Lender agrees to make a term loan to the Borrowers on the Closing Date in an aggregate amount of Six Million Dollars ($6,000,000.00) (the “Closing Date Term Loan”) in immediately available funds by wire transfer.
(b)Subject to the terms and conditions of this Agreement, at any time during the Second Tranche Availability Period, the Lender agrees to make one or more additional term loans to the Borrowers up to an aggregate maximum amount of Four Million Dollars ($4,000,000.00) (the “Second Tranche Term Loans”) in immediately available funds by wire transfer. Unless the Lender agrees, in its sole discretion, the Lender’s obligation to make the Second Tranche Term Loans shall automatically and permanently expire at the conclusion of the Second Tranche Availability Period.
(c)The Borrowers may borrow one or more loans hereunder, but amounts borrowed under this Section 2.01 may not be reborrowed after repayment.
(d)The Loans shall be used only to (i) fund Permitted Acquisitions, (ii) build new or improve existing dispensaries in Illinois, (iii) fund the Tax Reserve, and (iv) and to pay certain expenses and fees related to the transactions contemplated by this Agreement.
(e)In no event shall the Lender make Loans pursuant to this Agreement in excess of the Maximum Facility Amount.
(f)Notwithstanding anything in the Agreement to the contrary, in the event that any Tax lien (other than the Closing Date Tax Lien) is filed against the Borrowers (or any of them), Lender shall not be required to advance any portion of the Second Tranche Term Loans unless Borrowers provide a Person acceptable to Lender in its sole and absolute discretion to act as a participant for 100% of the amount of the Second Tranche Term Loans to be advanced (which participant shall purchase its participation interest pursuant to a participation agreement in form and substance acceptable to Lender in its sole and absolute discretion (which participation interest shall not include any voting or consent rights with respect to the Loans)).

Section 2.02    Making the Loans.

36

HB: 4868-8978-1628.11

EXHIBIT 10.35

(a)Lender shall disburse the proceeds of the Closing Date Term Loan to a Deposit

37

HB: 4868-8978-1628.11

EXHIBIT 10.35

Account specified by the Administrative Borrower in writing prior to the Closing Date.
(b)In order to request any Second Tranche Term Loan, the Borrowers shall satisfy each of the Second Tranche Conditions and the Administrative Borrower shall deliver to Lender a Notice of Borrowing for such Loan, which specifies, among other things:
(i)The aggregate principal amount of the requested Second Tranche Term Loan from the Lender, which shall be in the minimum amount of $250,000; and
(ii)The date of the requested Loan, which shall be a Business Day.
(c)Administrative Borrower must deliver each Notice of Borrowing not later than 5:00 pm prevailing Eastern Time at least ten (10) Business Days prior to the requested funding date for such Loan.
Section 2.03    Repayment of the Loan.
(a)Interest Payments. Accrued interest on the Loans made hereunder at the Applicable Rate shall be paid by Borrowers monthly, in arrears, on each Interest Payment Date, commencing on the first Business Day of the first full month following the calendar month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise). Accrued interest at the Default Rate shall be payable by Borrowers on demand.
(b)Principal Payments. For each Loan made hereunder, commencing with the first Interest Payment Date following the date that is six months after such Loan is made (each, a “Principal Payment Commencement Date”), the Borrowers shall repay the aggregate outstanding principal amount of the Loan in consecutive monthly installments on each Interest Payment Date in monthly payments consisting of principal pursuant to an amortization schedule consisting of the amount of months from and including the applicable Principal Payment Commencement Date for such Loan to and including the Maturity Date. Notwithstanding the foregoing to the contrary, all Loans shall begin amortizing in the manner described above no later than the First Closing Anniversary Date.
(c)Maturity Date. If not sooner paid, the outstanding principal of the Loan, all accrued but unpaid interest thereon, and all other amounts owing under the Loan Documents, shall be due and payable on the Maturity Date or any sooner repayment pursuant to the terms of this Agreement (whether upon demand, by acceleration or otherwise).
(d)Borrowers’ Account.
(i)Lender shall maintain, in accordance with its customary procedures, a loan account (the “Borrowers’ Account”) in the name of the Borrowers in which shall be recorded the date and amount of each Loan made by the Lender and the date and amount of each payment of interest and principal in respect thereof; provided, however, that, the failure by the Lender to record the date or amount of any Loan or any other item shall not adversely affect the Lender under this Agreement or any Loan Document or diminish any obligation of any Loan Party under

38

HB: 4868-8978-1628.11

EXHIBIT 10.35

this Agreement or any Loan Document. Each quarter, at the written request of the Administrative Borrower, the Lender shall send to the Administrative Borrower a statement showing the

39

HB: 4868-8978-1628.11

EXHIBIT 10.35

accounting for the Loans made, payments made or credited in respect thereof, and certain other transactions between the Lender and Borrowers, during such quarter. The quarterly statements shall be deemed correct and binding upon Borrowers in the absence of manifest error and shall constitute an account stated between Lender and Borrowers unless the Lender receives a written statement of the Administrative Borrower’s specific exceptions thereto within thirty (30) days after such statement is received by Administrative Borrower. The records of the Lender with respect to each Borrowers’ Account shall be conclusive evidence absent manifest error of the amounts of Loans and other charges thereto and of payments applicable thereto.
(ii)In consideration of Lender’s consideration to conditionally credit Borrowers’ Account as of the Business Day on which the Lender receives those items of payment, Borrowers agree that, in computing the charges under the Loan Documents, all items of payment shall be deemed applied by the Lender on account of the applicable Obligations on the date of confirmation to the Lender, that such items of payment have been collected in good funds and finally credited to the Lender’s account; provided however, that the Lender is not required to credit Borrowers’ Account for the amount of any item of payment which is unsatisfactory to the Lender and the Lender may charge Borrowers’ Account for the amount of any item of payment which is returned to the Lender unpaid.
(iii)All payments (including prepayments) of principal, interest and other amounts payable under this Agreement and any other Loan Document shall be made to the Lender at the Payment Office not later than 2:00 p.m. (New York City time) on the due date therefor (or, if such due date is not a Business Day, on the next Business Day) in lawful money of the United States of America in funds immediately available to the Lender. Any payment received by the Lender subsequent to 2:00 p.m. (New York City time) on any Business Day (regardless of whether such payment is due on such Business Day) shall be deemed received by the Lender, and shall be applied to the applicable Obligations intended to be paid thereby, on the next Business Day. The Lender shall have the right to effectuate payment on any and all Obligations due and owing hereunder by charging Borrowers’ Account.
(iv)The Borrowers shall pay principal, interest, and all other amounts payable under this Agreement and each other Loan Document without any deduction whatsoever, including, but not limited to, any deduction for any setoff or counterclaim.
Section 2.04 Evidence of Debt. Upon the request of the Lender, the Borrowers shall execute and deliver to the Lender a Lender Note, which shall evidence the Loan made by it pursuant to the terms hereof. The Lender may attach schedules to its Lender Note and endorse thereon the date, amount and maturity of its Loan and payments with respect thereto. Upon receipt of an affidavit of the Lender as to the loss, theft, destruction or mutilation of such Lender Note and upon cancellation of such Lender Note, the Borrowers will issue, in lieu thereof, a replacement Lender Note in favor of the Lender, in the same principal amount thereof and otherwise of like tenor.
Section 2.05    Optional Prepayments.

40

HB: 4868-8978-1628.11

EXHIBIT 10.35

(a)The Loan may not be prepaid, in whole or in part, without also paying the Prepayment Fee and complying with Section 2.06(d). Upon any prepayment of the Loan, whether

41

HB: 4868-8978-1628.11

EXHIBIT 10.35

due to acceleration or otherwise, the Borrowers shall pay a prepayment premium in an amount equal to the Prepayment Fee.
(b)The Borrowers may, subject to Sections 2.05(a) and 2.06(d), at any time and from time to time, upon five (5) Business Days prior written notice from the Administrative Borrower to the Lender (or such shorter time as may be mutually agreed by the Lender and the Administrative Borrower) delivered not later than 1:00 p.m. (New York City time), prepay the principal of the Loan, in whole or in part.
Section 2.06    Mandatory Prepayments.
(a)If (i) any Debt shall be incurred by any Borrower (excluding any Debt permitted to be incurred pursuant to Section 7.01 hereof), or (ii) during any period when an Event of Default exists, if any Equity Interests shall be issued by any Borrower and the proceeds therefrom are not used for the Cure Right described in Section 8.04, then, in each case, no later than five (5) Business Days after such Borrower receives the Net Cash Proceeds therefrom, the Loans shall be prepaid by an amount equal to 100% of the amount of the Net Cash Proceeds from such incurrence and applied as set forth in Section 2.07.
(b)If on any date any Borrower shall receive Net Cash Proceeds from any Asset Sale (other than Asset Sales in connection with Ventures’ Subsidiaries’ California operations) or Recovery Event in an amount for any such sale or event in excess of $500,000, then, unless Lender, in its sole discretion, has approved Borrower’s plan to reinvest such Net Cash Proceeds, within five Business Days of the date of receipt by such Borrower of such Net Cash Proceeds, the Loans shall be prepaid in an amount equal to such excess and applied as set forth in Section 2.07.
(c)If upon the occurrence and during the continuance of an Event of Default, the Obligations are accelerated pursuant to the terms hereof, Borrower shall also be required to pay Lender the Prepayment Fee.
(d)If any optional or mandatory payment is made pursuant to Section 2.05 or this Section 2.06 and such payment would result in the outstanding principal amount of the Loans being less than or equal to Three Million Dollars ($3,000,000), then in any such case the Borrowers shall also pay all remaining Obligations outstanding under the Loan Documents.
(e)In connection with any prepayment made pursuant to Section 2.05 or this Section 2.06, the Borrowers shall also pay a prepayment premium in an amount equal to the Prepayment Fee; provided, however, that unless Borrowers prepay all of the outstanding principal amount of the Loans in connection with such prepayment (including if so required by Section 2.06(d)), the amount of the Prepayment Fee owed in connection with such prepayment shall be a prorated amount equal to the percentage of the Obligations being prepaid; provided, further, however, the Make Whole Amount for any prorated Prepayment Fee shall be calculated as set forth in subsection
(ii) in the definition of “Make Whole Amount”.

42

HB: 4868-8978-1628.11

EXHIBIT 10.35

(f)The Prepayment Fee (including the Make Whole Amount) is hereby acknowledged and agreed to be liquidated damages and not a penalty. The parties acknowledge and agree that the damage caused Lender by prepayment of all or less than all of the principal amount would be impossible or very difficult to accurately estimate as of the Closing Date and that the Prepayment

43

HB: 4868-8978-1628.11

EXHIBIT 10.35

Fee is a reasonable estimate of such harm.

Section 2.07 Application of Payments. Amounts paid to the Lender shall be applied first, to outstanding Obligations (other than accrued interest or outstanding principal amount of the Loan), second, to accrued interest, and thereafter, to the installments of the Loan in inverse order of maturity.
Section 2.08    Interest.
(a)Applicable Rate. Subject to the provisions of Section 2.08(b), each Loan shall bear interest on the outstanding principal amount thereof from the applicable borrowing date at a rate per annum equal to the Applicable Rate.
(b)Default Rate. Upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, the Loan, fees, indemnities or any other monetary Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Default Rate.
(c)Interest Act (Canada). For the purposes of the Interest Act (Canada), (i) whenever a rate of interest or fee rate hereunder is calculated on the basis of a year (the “deemed year”) that contains fewer days than the actual number of days in the calendar year of calculation, such rate of interest or fee rate shall be expressed as a yearly rate by multiplying such rate of interest or fee rate by the actual number of days in the calendar year of calculation and dividing it by the number of days in the deemed year, (ii) the principle of deemed reinvestment of interest shall not apply to any interest calculation hereunder and (iii) the rates of interest stipulated herein are intended to be nominal rates and not effective rates or yields.

Section 2.09    Certain Fees.
(a)Origination Fee. The Borrowers shall pay to the Lender for its own account, an origination fee equal to 7% of the principal amount of each Loan (including the Closing Date Term Loan and any Second Tranche Term Loan) on the day each such Loan is funded. Such fee shall be deemed fully earned when paid and shall not be refundable for any reason whatsoever.
(b)Commitment Fee. The Borrowers agree to pay to the Lender a commitment fee on the undrawn amount of the Second Tranche Term Loans and the undrawn amount of Closing Date Term Loan Holdback, which shall accrue at a rate per annum equal to two percent (2.00%) during the period from and including the Closing Date to but excluding the first to occur of (x) final day of the Second Tranche Availability Period and (y) the funding of a Second Tranche Term Loan that causes the total principal amount of Loans outstanding to equal the Maximum Facility Amount (such day, the “Commitment Fee Termination Date”). Accrued Commitment

44

HB: 4868-8978-1628.11

EXHIBIT 10.35

Fees shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof, and ending on the Commitment Fee Termination Date.

45

HB: 4868-8978-1628.11

EXHIBIT 10.35

(c)Collateral Agent Advances. During the existence of any Default or Event of Default, the Collateral Agent may from time to time make such disbursements and advances (“Collateral Agent Advances”) which the Collateral Agent, in its sole discretion, deems necessary or desirable to preserve, protect, prepare for sale or lease or dispose of the Collateral or any portion thereof, to enhance the likelihood or maximize the amount of repayment by the Borrowers of the Loan and other Obligations or to pay any other amount chargeable to the Borrowers pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 9.03. The Collateral Agent Advances shall be repayable on demand and be secured by the Collateral and shall bear interest at a rate per annum equal to the Applicable Rate. The Collateral Agent Advances shall constitute Obligations hereunder which shall be charged to the Borrowers’ Account in accordance with Section 2.03(d).
(d)Audit and Collateral Monitoring Fees.
(i)The Borrowers shall pay to Lender for its own account an annual collateral monitoring fee equal $48,000 on the first Business Day of January of each calendar year any Loans are outstanding. Such fee shall be deemed fully earned when paid and shall not be refundable for any reason whatsoever.
(ii)In addition to the above, the Borrowers also acknowledge that pursuant to the Loan Documents and subject to state and local cannabis regulatory requirements, representatives of the Collateral Agent may visit the Loan Parties and/or conduct inspections, audits, physical counts, valuations, appraisals, and/or examinations of any or all of the Loan Parties at any time and from time with prior notice during normal business hours. The Borrowers agree to pay the cost of all visits, inspections, audits, physical counts, valuations, appraisals, and/or examinations conducted by a third party on behalf of the Agents; provided, that so long as no Event of Default shall have occurred and be continuing, the Borrowers shall not be obligated to reimburse the Collateral Agent for more than one (1) appraisal and examination during any calendar year.
(d)Exit Fee. The Borrowers agree to pay to Lender for its own account, an exit fee equal to $1,400,000 (the “Exit Fee”) upon the earlier of the Maturity Date (including by acceleration) or, if the Obligations are paid in full prior to the Maturity Date, the date on which the Obligations are paid in full. The Exit Fee shall be deemed fully earned when due and non- refundable for any reason whatsoever.
Section 2.10    Computation of Interest and Fees.
(a)All computations of interest for the Loan and fees for any period and under and Loan Document (i) shall include the first day of such period and exclude the last day of such period; provided that any Loan or other Obligation that is repaid on the same day on which it is made shall bear interest for one day, and (ii) shall be calculated on the basis of a year of 360 days (consisting of four 90-day quarters) and actual days elapsed with respect to any time period of less than one full calendar quarter.

46

HB: 4868-8978-1628.11

EXHIBIT 10.35

(b)Each determination by the Lender of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. Each Borrower confirms that it fully understands and is able to calculate the rate of interest applicable to the Loan based on the

47

HB: 4868-8978-1628.11

EXHIBIT 10.35

methodology for calculating per annum rates provided for in this Agreement.
Section 2.11    Taxes.
(a)Any and all payments by or on account of any obligation of any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable Legal Requirements. If any Loan Party is required by applicable Legal Requirements to deduct or withhold any Taxes from such payments, then:
(i)if such Tax is an Indemnified Tax, the amount payable by the applicable Loan Party shall be increased so that after all such required deductions or withholdings are made (including deductions or withholdings applicable to additional amounts payable under this Section), the Lender receives an amount equal to the amount it would have received had no such deduction or withholding been made; and
(ii)the Loan Parties shall make such deductions or withholdings and timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable Legal Requirements.
(b)Without limiting the provisions of Section 2.11(a) above, the Loan Parties shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Legal Requirements.
(c)The Loan Parties shall indemnify and hold harmless the Lender, within ten days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed on or attributable to amounts payable under this Section) paid or payable by the Lender, on or with respect to an amount payable by any Loan Party under or in respect of this Agreement or under any other Loan Document, together with any expenses arising in connection therewith and with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate from the Lender as to the amount of such payment or liability delivered to the Administrative Borrower shall be conclusive absent manifest error.
(d)As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.11, such Loan Party shall deliver to the Lender the original or certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the relevant return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender.
(e)If the Lender determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section, it shall pay over such refund (or the amount of any credit in lieu of refund) to the applicable Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by the applicable Loan Party under this Section with respect to the Taxes giving rise to such refund or credit in lieu

48

HB: 4868-8978-1628.11

EXHIBIT 10.35

of refund), net of all out-of-pocket expenses of the Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund or credit in lieu of

49

HB: 4868-8978-1628.11

EXHIBIT 10.35

refund); provided that, the applicable Loan Party, upon the request of the Lender, agrees to repay the amount paid over to the applicable Loan Party (plus any interest, penalties, or other charges imposed by the relevant Governmental Authority) to the Lender in the event the Lender is required to repay such refund or credit in lieu of refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (e), in no event will the Lender be required to pay any amount to the applicable Loan Party pursuant to this subsection if the payment of such amount would place the Lender in a less favorable net after-Tax position than it would have been in if the Tax subject to indemnification had not been deducted, withheld, or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. Nothing in this paragraph (e) shall be construed to require the Lender to make available its tax returns or any other information relating to its taxes that it deems confidential to any Borrower or any other Person.
(f)The obligations of the Borrowers under this Section 2.11 shall survive the termination of this Agreement and the payment of the Loan and all other amounts payable under the Loan Documents.
Section 2.12    Changes in Law; Impracticability or Illegality.
(a)The Applicable Rate may be adjusted by the Lender on a prospective basis to take into account any material additional or increased costs to the Lender due to any Change in Law occurring subsequent to the Closing Date, including changes in Tax laws (except changes of general applicability in corporate income Tax laws). In any such event, the Lender shall give the Administrative Borrower and the Collateral Agent advance prior written notice of such a determination and adjustment. Upon its receipt of such notice from the Lender, the Administrative Borrower may, by notice to the Lender (i) require the Lender to furnish to the Administrative Borrower a statement setting forth the basis for adjusting such Applicable Rate and the method for determining the amount of such adjustment, or (ii) repay the Loan with respect to which such adjustment is made (together with any amounts due under Section 2.11).
(b)In the event that any change in market conditions or any Change in Law, shall at any time after the date hereof, in the reasonable opinion of the Lender, make it unlawful or impractical for the Lender to maintain the Loan or to continue such maintaining, or to determine or charge interest rates at the Applicable Rate, the Lender shall give notice of such changed circumstances to the Administrative Borrower and the Collateral Agent.
(c)The obligations of the Borrowers under this Section 2.12 shall survive the termination of this Agreement and the payment of the Loan and all other amounts payable under the Loan Documents.
Section 2.13    Joint and Several Liability.
(a)All Borrowers shall be liable, on a joint and several basis, for all Obligations, including, without limitation, all amounts due to the Collateral Agent and Lenders under this Agreement and the other Loan Documents, regardless of which Borrower actually receives any proceeds of the Obligations or the manner in which the Collateral Agent and Lenders account for

50

HB: 4868-8978-1628.11

EXHIBIT 10.35

such Obligations on its books and records or for any other reason. The Obligations with respect to

51

HB: 4868-8978-1628.11

EXHIBIT 10.35

the Loan made to the Borrowers, and the Obligations arising as a result of the joint and several liability of a Borrower hereunder, shall be separate and distinct obligations, but all such Obligations shall be primary obligations of all Borrowers.
(b)The Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to the Loan or other Obligations shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of the other Borrowers, (ii) any incapacity or lack of power, authority or legal personality of any other Borrower or other Person, (iii) the absence of any attempt to collect the Obligations from the other Borrowers or any other security therefor, or the absence of any other action to enforce or failure to realize the full value of the same, (iv) any amendment (however fundamental) replacement variation, assignment termination and/or the waiver, consent, extension, forbearance or granting of any indulgence by the Collateral Agent or Lenders with respect to any provisions of any instrument evidencing the Obligations of the other Borrowers, or any part thereof, or any other agreement now or hereafter executed by the other Borrowers and delivered to the Collateral Agent or Lenders, (v) the failure by the Collateral Agent, Lenders or any other Person to take any steps to perfect and maintain its Lien in, or to preserve its rights and maintain its security or collateral for the Obligations of the other Borrowers, (vi) the election of the Collateral Agent, Lenders or any other Person in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, or any similar provision of any other Debtor Relief Law, (vii) the disallowance of all or any portion of the claim(s) of the Collateral Agent, Lenders or any other Person for the repayment of the Obligations of the other Borrowers under Section 502 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law, (viii) any insolvency, liquidation, administration or similar procedure or corporate action in respect of any other Borrower and/or any legal proceedings or procedures by any of the other Borrowers’ creditors or (ix) any other circumstances which might constitute a legal or equitable discharge or defense of the other Borrowers.
(c)With respect to the Obligations arising as a result of the joint and several liability of a Borrower hereunder with respect to Loan proceeds or other Obligations, each Borrower waives, until all of the Obligations have been paid in full, any right to enforce any right of subrogation or any remedy which the Collateral Agent, Lenders or any other Person now has or may hereafter have against Borrowers, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Collateral Agent, Lenders or any other Person.
(d)Upon any Event of Default and for so long as the same is continuing, the Collateral Agent and Lenders may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrowers or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that none of the Collateral Agent, Lenders or any other Person shall be under any obligation to marshal any assets in favor of Borrowers or any other Person or against or in payment of any or all of the Obligations.

52

HB: 4868-8978-1628.11

EXHIBIT 10.35

(e)Each Borrower expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution of any other claim which such Borrower may now or

53

HB: 4868-8978-1628.11

EXHIBIT 10.35

hereafter have against the other Borrowers or any other Person directly or contingently liable for the Obligations hereunder, or against or with respect to the other Borrowers’ property (including, without limitation, any property which is Collateral for the Obligations), arising from the existence or performance of this Agreement.
ADMINISTRATIVE BORROWER; COLLATERAL AGENT
Section 3.01    Administrative Borrower.
(a)Each Borrower hereby irrevocably appoints Ventures as the borrowing agent and attorney-in-fact for the Borrowers (the “Administrative Borrower”) which appointment shall remain in full force and effect unless and until the Lender and Collateral Agent shall have received prior written notice signed by all of the Borrowers that such appointment has been revoked and that another Borrower has been appointed Administrative Borrower. Administrative Borrower hereby accepts the appointment by each Loan Party to act as the agent of Borrowers pursuant to this Section 3.01. Administrative Borrower shall ensure that the disbursement of any Loan proceeds to each Borrower requested by or paid to or for the account of Borrowers hereunder, shall be paid to or issued for the account of such Borrower.
(b)Each Borrower hereby irrevocably appoints and constitutes Administrative Borrower as its agent to receive Loan proceeds pursuant to this Agreement and the other Loan Documents from the Lender in the name or on behalf of such Borrower. The Lender may disburse the Loan proceeds to such bank account of Administrative Borrower or a Borrower or otherwise make such Loans to a Borrower, in each case as Administrative Borrower may designate or direct, without notice to any other Borrower or Loan Party. Notwithstanding anything to the contrary contained herein, the Collateral Agent may at any time and from time to time require that amounts be disbursed directly to an operating account of a Borrower or to any other Person.
(c)Each Loan Party hereby irrevocably appoints and constitutes Administrative Borrower as its agent to receive statements on account and all other notices from the Lender and Collateral Agent with respect to the Obligations or otherwise under or in connection with this Agreement and the other Loan Documents. Any notice, election, representation, warranty, agreement or undertaking by or on behalf of any Loan Party by Administrative Borrower shall be deemed for all purposes to have been made by such Loan Party and shall be binding upon and enforceable against such Loan Party to the same extent as if made directly by such Loan Party.
Section 3.02    Collateral Agent Matters.
(a)Appointment. Lender hereby irrevocably appoints the Collateral Agent, and the Borrowers hereby consent to the same, to act on Lender’s behalf as the Collateral Agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to take such actions on Lender’s behalf and to exercise such powers as are delegated to the Collateral Agent by Lender herein and under the Loan Documents pursuant to the terms hereof or thereof for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and

54

HB: 4868-8978-1628.11

EXHIBIT 10.35

discretion as are reasonably incidental thereto. Anything contained in any of the Loan Documents to the contrary

55

HB: 4868-8978-1628.11

EXHIBIT 10.35

notwithstanding, the Borrowers, Lender, and the Collateral Agent hereby agree that the Lender has delegated to the Collateral Agent all rights to realize upon any of the Collateral under any Loan Document or to enforce any Security Document, it being understood and agreed that all powers, rights and remedies under the Loan Documents have been delegated to the Collateral Agent and may be exercised solely by the Collateral Agent for the benefit of the Lender in accordance with the terms hereof and thereof.
(b)Collateral. The Borrowers and the Lender irrevocably authorize the Collateral Agent at its option and in its discretion: (i) to release any Lien on any property granted to or held by the Collateral Agent (on behalf of the Lender) under any Loan Document pursuant to and in accordance with the terms and conditions thereof (A) upon payment in full of all Obligations (other than contingent indemnification obligations), (B) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (C) if approved, authorized or ratified in writing by the Lender; (ii) to subordinate any Lien on any property granted to or held by the or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by the Loan Documents; and (iii) to release any Borrower from its obligations under this Agreement (and each other applicable Loan Document) if such Borrower ceases to be a Borrower as a result of a transaction permitted hereunder.
(c)Reliance. The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to exercising rights with respect to the Collateral, the Collateral Agent may presume that such condition has been satisfied upon the Collateral Agent’s written notice from the Lender of such satisfaction. The Collateral Agent may consult with legal counsel (who may be counsel for the Lender), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(d)Exculpation.
(i)The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, which shall be ministerial and administrative in nature. Without limiting the generality of the foregoing, the Collateral Agent:
(A) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or an Event of Default has occurred and is continuing; (B) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Collateral Agent is required to exercise or as may otherwise be directed in writing by the Lender; provided that, the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its

56

HB: 4868-8978-1628.11

EXHIBIT 10.35

counsel, may expose the Collateral Agent to liability or that is contrary to any Loan Document or applicable law, including, for the avoidance of doubt, any Debtor Relief Law applicable to any

57

HB: 4868-8978-1628.11

EXHIBIT 10.35

Borrower; and (C) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Affiliates that is communicated to or obtained by the Collateral Agent or any of its Affiliates in any capacity.
(ii)The Collateral Agent shall not be liable for any action taken or not taken by it (A) with the consent or at the request of the Lender, or (B) in the absence of its own gross negligence, fraud, or willful misconduct as determined by a final and non-appealable judgment of a court of competent jurisdiction.
(iii)The Collateral Agent shall not be deemed to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Collateral Agent in writing by any Loan Party or the Lender. In the event that the Collateral Agent receives such notice, the Collateral Agent shall give prompt notice thereof to the Lender. Upon the occurrence of a Default or Event of Default, the Collateral Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Lender. Unless and until the Collateral Agent shall have received such direction, the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to any such Default or Event of Default as it shall deem advisable in the best interest of the Lender. In no event shall the Collateral Agent be required to comply with any such directions to the extent that the Collateral Agent believes that its compliance with such directions would be unlawful.
(iv)The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or the creation, perfection or priority of any Lien purported to be created by the Security Documents, (E) the value or the sufficiency of any Collateral, or (F) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Collateral Agent.
(v)The Collateral Agent shall not be responsible or liable for or have any duty to ascertain, monitor or enforce, compliance with the provisions hereof relating to Disqualified Institutions. Without limiting the generality of the foregoing, the Collateral Agent shall have no
(A) obligation to ascertain, monitor or inquire whether the Lender or Participant or prospective Lender or Participant is a Disqualified Institution or (B) liability with respect to or arising out of any assignment or participation of Loans, or disclosure of Information, to any Disqualified Institution.
(vi)The Collateral Agent shall have no obligation whatsoever to the Lender to assure that the Collateral exists or is owned by the Borrowers or is cared for, protected or insured or has been encumbered or that the Lien granted to the Collateral Agent pursuant to this

58

HB: 4868-8978-1628.11

EXHIBIT 10.35

Agreement or any other Loan Document has been properly or sufficiently or lawfully created, perfected, protected or enforced or is entitled to any particular priority, or to exercise at all or in any particular

59

HB: 4868-8978-1628.11

EXHIBIT 10.35

manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Collateral Agent in any Loan Document, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Collateral Agent may act in any manner it may deem appropriate, in its sole discretion.
(d)Proofs of Claim. In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Borrower, the Collateral Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether any Agent shall have made any demand on the Borrowers) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise:
(i)to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loan and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the secured parties (including any claim for the compensation, expenses, disbursements and advances of the secured parties and their respective agents and counsel and all other amounts due the secured parties hereunder and under the other Loan Documents) allowed in such judicial proceeding; and
(ii)to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;
and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each secured party to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Lender, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent hereunder and under the other Loan Documents.
(e)Indemnification. To the extent that the Collateral Agent or any Related Party of the foregoing is not reimbursed and indemnified by any Borrower, and whether or not the Collateral Agent has made demand on the Administrative Borrower for the same, the Lender will, within five (5) days of written demand by the Collateral Agent, reimburse the Collateral Agent and such Related Parties for and indemnify the Collateral Agent and such Related Parties from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to the Collateral Agent and such Related Parties), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Collateral Agent and the Related Parties in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by the Collateral Agent and such Related Parties under this Agreement or any of the other Loan Documents; provided, however, that the Lender shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses,

60

HB: 4868-8978-1628.11

EXHIBIT 10.35

advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from the Collateral Agent’s or such Related Party’s gross negligence or willful misconduct. The Collateral Agent shall not be obliged to expend or risk its own funds or otherwise incur any financial liability in the performance

61

HB: 4868-8978-1628.11

EXHIBIT 10.35

of its duties, obligations or responsibilities or the exercise of any right, power, authority or discretion if it has grounds for believing the repayment of such funds or adequate indemnity against, or security for, such risk or liability is not reasonably assured to it. The obligations of the Lender under this Section 3.02(f) shall survive the payment in full of the Loan and the termination of this Agreement.
(f)Resignation and Removal.
(i)The Collateral Agent may at any time give thirty (30) days prior written notice of its resignation to the Lender and the Administrative Borrower. Upon receipt of any such notice of resignation, the Lender shall have the right to appoint a successor Collateral Agent selected by the Lender in its sole discretion. If no such successor shall have been so appointed by the Lender and shall have accepted such appointment within thirty (30) days after the retiring Collateral Agent gives notice of its resignation, or by such earlier date as agreed by the Lender (the “Agent Resignation Date”), then the retiring Collateral Agent may, but shall not be obligated to, on behalf of the Lender, appoint a successor Collateral Agent meeting the qualifications set forth above; provided that no successor Collateral Agent shall be an Affiliate of the Lender or a Disqualified Institution. Regardless of whether a qualifying Person has accepted such appointment, such resignation shall nonetheless become effective in accordance with such notice on the Agent Resignation Date.
(ii)The Collateral Agent may be removed as Collateral Agent at any time, with or without cause, by the Lender upon thirty (30) days’ prior written notice to the Collateral Agent (the “Agent Removal Date”). Upon any such removal, the Lender shall have the right to appoint a successor Collateral Agent selected by the Lender in its sole discretion. If no such successor shall have been so appointed by the Lender and shall have accepted such appointment on the Agent Removal Date, such removal shall nonetheless become effective in accordance with such notice on the Agent Removal Date.
(iii)With effect from the Agent Resignation Date or the Agent Removal Date, as applicable (A) the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any Collateral held by the Collateral Agent on behalf of the Lender under any of the Loan Documents, the retiring or removed Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (B) except for any indemnity payments owing to the retiring or removed Collateral Agent, all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to the Lender directly, until such time, if any, as the Lender appoints a successor Collateral Agent as provided for above in this Section 3.02(g). Upon the acceptance of a successor’s appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring or removed Collateral Agent (except with respect to indemnity payments owed to the retiring or removed Collateral Agent), and the retiring or removed Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents. The fees payable by the Borrowers to a successor Collateral Agent shall be the same as those payable to its predecessor

62

HB: 4868-8978-1628.11

EXHIBIT 10.35

unless otherwise agreed between the Borrowers and such successor. After the retiring or removed Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Section 3.02(g)

63

HB: 4868-8978-1628.11

EXHIBIT 10.35

and Sections 3.02(f) and 9.03 shall continue in effect for the benefit of such retiring or removed Collateral Agent and its respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Collateral Agent was acting as Collateral Agent hereunder.
CONDITIONS PRECEDENT
Section 4.01 Conditions Precedent to the Closing Date Term Loan. The obligation of the Lender to make the Closing Date Term Loan requested to be made by it hereunder is subject to the satisfaction or the waiver by the Lender of the following conditions precedent:
(a)The Lender shall have received, in form and substance reasonably satisfactory to the Lender, as applicable:
(i)this Agreement, duly executed and delivered by an authorized officer of each of the Borrowers; and
(ii)the Security Documents, Intercompany Subordination Agreement, and other Loan Documents, in each case executed and delivered by the Loan Parties party thereto;
(iii)a Landlord Agreement with respect to all leases of real property under which any Borrower is the lessee, executed by the applicable landlord and Borrower lessee, substantially in the form attached hereto as Exhibit C or otherwise acceptable in form and substance to the Collateral Agent (“Landlord Agreement”);
(iv)[reserved];
(v)a flow of funds showing the funding of the Loan together with all deductions therefrom, approved by the Administrative Borrower;
(vi)results of a recent lien search in each of the jurisdictions where the Loan Parties are organized and the assets of the Loan Parties are located, and such searches confirm the priority of the Liens in favor of the Lender and reveal no liens on any of the assets of the Loan Parties, except for liens permitted under this Agreement or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Lender;
(vii)satisfactory evidence that each document (including any Uniform Commercial Code or PPSA financing statement and appropriate filings with the United States Patent and Trademark Office, the United States Copyright Office, or the Canadian Intellectual Property Office) required by the Loan Documents or any Legal Requirement or reasonably requested by the Lender to be filed, registered, or recorded in order to create in favor of the Lender a perfected first priority Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted under this Agreement), shall be in proper form for filing, registration, and recording and provided to the Lender for filing in each jurisdiction;

64

HB: 4868-8978-1628.11

EXHIBIT 10.35

(viii)(A) [reserved]; and (B) each promissory note (if any) pledged to the Lender

65

HB: 4868-8978-1628.11

EXHIBIT 10.35

pursuant to the Security Documents endorsed in blank (or accompanied by an undated executed note power in blank) by the pledgor thereof;
(ix)a customary FinCEN beneficial ownership certification in relation to each
Borrower; and
(x)all fees required to be paid, and all expenses for which invoices have been presented (including the fees of legal counsel, which, for the due diligence prior to the Closing Date and negotiation and preparation of the Loan Documents prior to the Closing Date shall not exceed $150,000.00 and expenses of legal counsel, which, for the due diligence prior to the Closing Date, shall not exceed $15,000.00), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Administrative Borrower to the Lender on or before the Closing Date.
(b)[reserved];
(c)There shall have occurred no Material Adverse Effect since July 31, 2023;
(d)The Lender shall have received, in form and substance satisfactory to it, a certificate of Ventures, certified by a secretary of such Ventures, dated the Closing Date, including:
(i)a certificate of formation, organization, or incorporation, as applicable, of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party;
(ii)by-laws, operating agreements, and other governing documents, as applicable, for each Loan Party as in effect on the date on which the resolutions referred to below were adopted;
(iii)resolutions of the governing body of each Loan Party approving the transaction and each Loan Document to which it is or is to be a party, and of all documents evidencing other necessary corporate, partnership, or limited liability company action;
(iv)a certification that the names, titles, and signatures of the officers of each Loan Party authorized to sign each Loan Document to which it is or is to be a party and other documents to be delivered hereunder and thereunder are true and correct; and
(v)a good standing certificate for each Loan Party (A) from its jurisdiction of organization, and (B) from each state where it is qualified to do business (unless such qualification is not necessary for the conduct of such Loan Party’s business in such state(s));
(e)The Lender shall have received customary legal opinions of outside counsel to the Borrowers covering such matters incident to the transactions contemplated by this Agreement as the Lender may require;

66

HB: 4868-8978-1628.11

EXHIBIT 10.35

(f)The Lender shall have received evidence of insurance coverage in form, scope, and substance satisfactory to the Lender and otherwise in compliance with the terms of Section 5.10 and Section 6.06 of this Agreement;

67

HB: 4868-8978-1628.11

EXHIBIT 10.35

(g)The Lender shall have received copies of the financial statements referenced in Section 5.04;
(h)The Lender shall have received a pro forma consolidated balance sheet of the Borrowers as of the Closing Date, after giving effect to the Loan, and such pro forma consolidated balance sheet shall not be materially inconsistent with the forecasts previously provided by the Borrowers to the Lender;
(i)No statute, rule or regulation shall have been enacted or promulgated by any Governmental Authority that prohibits or restrains the consummation of the Closing, nor shall there be any order or injunction of a court of competent jurisdiction in effect precluding consummation of the Closing, nor shall any claim or action be pending before any Governmental Authority, which, if successful, would enjoin, restrain, or prohibit the consummation of the transactions contemplated by this Agreement;
(j)All proceedings in connection with the making of the Loan and the other transactions contemplated by this Agreement and the other Loan Documents, and all documents incidental hereto and thereto, shall be satisfactory to the Lender and its counsel, and the Lender and such counsel shall have received all such information and such counterpart originals or certified or other copies of such documents as the Collateral Agent or such counsel may reasonably request; and
(k)Collateral Agent shall have received a fee letter (in form and substance acceptable to Collateral Agent) duly executed by Borrowers (or any of them as required by Collateral Agent) and any fees that may be required to be paid on or before the Closing Date as described therein shall have been paid to Collateral Agent pursuant to the terms thereof.
(l)The Lender shall have completed its business, legal and collateral due diligence with respect to each Borrower and the results thereof shall be acceptable to the Lender, in its sole and absolute discretion.
Section 4.02 Conditions Precedent to each Second Tranche Term Loan. The obligation of the Lender (i) to make each Second Tranche Term Loan requested to be made by it hereunder or (ii) to advance any amounts subject to the terms of Section 6.14 is subject to the satisfaction (or the waiver by the Lender) of the following conditions precedent (collectively, the “Second Tranche Conditions”):
(a)Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (or, as to any representation and warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the date such Loan is made as if made on and as of such date;
(b)No Default or Event of Default shall have occurred and be continuing (or with nothing more than the passage of time, will occur) on such date or after giving effect to the Loans requested to be made on such date;

68

HB: 4868-8978-1628.11

EXHIBIT 10.35

(c)The Lender shall have received a certificate of a Responsible Officer of the Administrative Borrower that each of the conditions set forth in Section 4.02(a) and Section

69

HB: 4868-8978-1628.11

EXHIBIT 10.35

4.02(b) have been satisfied;
(d)The applicable Second Tranche Term Loan: (a) is made on a date that is prior to the date that is nine months from the Closing Date, and (b) does not cause the total principal amount of all Loans made hereunder to exceed the Maximum Facility Amount;
(e)Lender shall have received results of a recent lien search in each of the jurisdictions where the Loan Parties are organized and the assets of the Loan Parties are located, and such searches confirm the priority of the Liens in favor of the Lender and reveal no liens on any of the assets of the Loan Parties, except for liens permitted under this Agreement or discharged on or prior to the date of the funding of such Second Tranche Term Loan pursuant to documentation satisfactory to the Lender;
(f)Lender shall have received Landlord Agreements for any new locations of Borrowers since the later of the Closing Date or the date of the most recent Second Tranche Term Loan;
(g)Lender shall have received all fees owed in connection with the making of such Second Tranche Term Loan, and, to the extent any fees owing by Borrowers to Lender remain unpaid, Lender shall have received payment of such outstanding fees;
(h)All governmental and third party approvals necessary in connection with the Second Tranche Term Loan, if any, shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority that would restrain, prevent, or otherwise impose materially adverse conditions on the financing contemplated hereby;
(i)If such Second Tranche Term Loan is to be used to fund any portion of the purchase price of a Permitted Acquisition, all conditions set forth in the definition of Permitted Acquisition shall have been satisfied on or prior to the date of funding of such Second Tranche Term Loan;
(j)Lender shall have received, in form and substance acceptable to Lender, evidence of the status of the IGH Litigation and Teichman Litigation, including whether any judgments have been entered against any Loan Party part thereto;
(k)Borrowers shall have satisfied the covenants set forth in Section 6.15;
(l)Either (x) Borrowers shall have paid the obligations evidenced by the Island Note in full, and Borrowers shall have provided Lender with evidence (in form and substance acceptable to Lender in its sole discretion) of such payoff, or (y) the maturity date of the Island Note shall have been extended to January 1, 2025 (or to such other date as Lender may agree in its sole discretion).
(m)Lender shall have received an amendment to the Island Intercreditor Agreement, in form and substance acceptable to Lender in its sole discretion; and

70

HB: 4868-8978-1628.11

EXHIBIT 10.35

(n)The Lender shall have completed its business, legal and collateral due diligence with respect to the satisfaction of the conditions set forth herein and the results thereof shall be

71

HB: 4868-8978-1628.11

EXHIBIT 10.35

acceptable to the Lender, in its sole and absolute discretion.

REPRESENTATIONS AND WARRANTIES
To induce the Lender to enter into this Agreement and to make the Loans hereunder, the Borrowers hereby represent and warrant to the Lender that:

Section 5.01 Existence; Compliance With Laws. Each Loan Party (a) is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, (b) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease, or operation of property or the conduct of its business requires such qualification except to the extent that the failure to qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect, and (c) is in compliance with all applicable Legal Requirements (including all Canadian Cannabis Laws).
Section 5.02    Power; Authorization; Enforceability.
(a)Each Loan Party has the power and authority, and the legal right, to own or lease and operate its property, and to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver, and perform the Loan Documents to which it is a party and, in the case of each Borrower, to obtain Loans hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery, and performance of the Loan Documents to which it is a party and, in the case of each Borrower, to authorize the borrowing of Loans on the terms and conditions contained herein. No consent or authorization of, filing with, notice to, or other act by, or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity, or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings, and notices described in Schedule 5.02, which consents, authorizations, filings, and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.01(a)(vii). Each Loan Document has been duly executed and delivered by each Loan Party thereto.
(b)This Agreement constitutes, and each other Loan Document when delivered hereunder will constitute, a legal, valid, and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
Section 5.03 No Contravention. The execution, delivery, and performance of this Agreement and the other Loan Documents, the borrowing of Loans hereunder, and the use of the proceeds thereof (a) will not violate any applicable Legal Requirement, any Organizational Document, or any Contractual Obligation of any Loan Party and (b) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or assets pursuant to

72

HB: 4868-8978-1628.11

EXHIBIT 10.35

any applicable Legal Requirement, Organizational Document, or any such Contractual Obligation

73

HB: 4868-8978-1628.11

EXHIBIT 10.35

(other than the Liens created by the Loan Documents). No applicable Legal Requirement or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect.
Section 5.04 Financial Statements. The audited consolidated balance sheets of the Borrowers for the fiscal years 2020, 2021, 2022, and 2023 (through August 31, 2023), and the related audited, if available, or unaudited, if audited versions are not available, consolidated statements of income and of cash flows for the period ended on each such date, duly certified by the chief financial officer of each Borrower, present fairly in all material respects the consolidated financial condition of the Borrowers as at such date, and the consolidated results of their operations and their consolidated cash flows for the period then ended on each such date, in accordance with GAAP (subject to normal year-end audit adjustments and the absence of footnotes).
Section 5.05 No Material Adverse Effect. Since July 31, 2023, no development or event has occurred that has had or could reasonably be expected to have a Material Adverse Effect with respect to any Borrower.
Section 5.06 No Litigation. No action, suit, litigation, investigation, or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of any Borrower, threatened by or against any Loan Party or against any of its property or assets (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect, other than that set forth on Schedule 5.06 (the “Disclosed Litigation”), and there has been no adverse change in the status, or financial effect on any Borrower or any other Loan Party, of the Disclosed Litigation from that described on Schedule 5.06.
Section 5.07 No Default. No Default or Event of Default has occurred and is continuing and no default has occurred and is continuing under or with respect to any Contractual Obligation of any Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.
Section 5.08    Real Property Leases.
(a)Except as described on Schedule 5.08(a), each Loan Party holds a valid leasehold interest in all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.02.
(b)Schedule 5.08(b) sets forth a complete and accurate list as of the date hereof of all leases, subleases or licenses of or other agreement granting a possessory interest in real property to which any Borrower is a party as lessor, lessee, sublessor, sublessee, licensor or licensee of real property, showing as of the date hereof, the street address, state, lessor, lessee, and expiration date.
(c)No Borrower is a sublessor or grantor under any sublease or other instrument granting to any other Person any right to the possession, lease, occupancy or enjoyment of any of

74

HB: 4868-8978-1628.11

EXHIBIT 10.35

the real property leased by the Borrower that is the tenant under such lease The use and operation of the of the real property leased by each Borrower that is the tenant under such lease, sublease or license of or other agreement granting a possessory interest in real property to which any Borrower is a party as lessor, lessee, sublessor, sublessee, licensor or licensee in the conduct of such

75

HB: 4868-8978-1628.11

EXHIBIT 10.35

Borrower’s business does not violate any covenant, condition, restriction, easement, Legal Requirement, permit, license, authorization, approval, entitlement, accreditation, or Contractual Obligation.
(d)Except as set forth on Schedule 5.08(d), no Loan Party owns any real property.
Section 5.09    Environmental Matters. Except as set forth on Schedule 5.09:
(a)none of the facilities or properties currently or formerly owned, leased, or operated by any Loan Party (the “Properties”) contain or previously contained, any Hazardous Materials in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could result in liability under, any Environmental Law;
(b)no Loan Party has received any notice of actual or alleged violation, non- compliance, or liability regarding compliance with Environmental Laws or other environmental matters or with respect to any of the Properties or the business operated by any Loan Party, nor is there any reason to believe that any such notice will be received or is being threatened;
(c)the Properties and all operations at the Properties are and formerly have been in compliance with all applicable Environmental Laws, and there is no contamination at, under, or about the Properties or violation of any Environmental Law with respect to the Properties or the business operated by any Loan Party.
Section 5.10 Insurance. The properties of the Loan Parties are insured with financially sound and reputable insurance companies, in such amounts, with such deductibles, and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party operates. Schedule 5.10 sets forth a description of all insurance maintained by or on behalf of the Loan Parties as of the Closing Date. Each insurance policy listed on Schedule 5.10 is in full force and effect and, except as described on Schedule 5.10, all premiums in respect thereof that are due and payable have been paid.
Section 5.11 Material Contracts. Schedule 5.11 sets forth all Material Contracts to which any Loan Party is a party or is bound as of the Closing Date. The Administrative Borrower has delivered true, correct, and complete copies of such Material Contracts to the Lender on or before the Closing Date. Each Material Contract is in full force and effect and is binding upon and enforceable against each Loan Party that is a party thereto and, to the best knowledge of such Loan Party, all other parties to such Material Contracts, in accordance with its terms. The Loan Parties are not in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract.
Section 5.12 Related Party Transactions. No Loan Party nor any of Subsidiaries have directly or indirectly, purchased, acquired or leased any property from, or sold, transferred or leased any property to, or made any payment to, entered into any Contract or transaction with, or otherwise dealt with, any Related Parties of any Loan Party except for (a) compensation,

76

HB: 4868-8978-1628.11

EXHIBIT 10.35

customary indemnification and benefits of employees, officers and managers; (b) transactions in the ordinary course of business (including ordinary course distributions and/or loans to cover income taxes on pass-through income), in any case on an arm’s length basis on terms no less

77

HB: 4868-8978-1628.11

EXHIBIT 10.35

favorable than terms which would have been obtainable from a Person other than a Related Party of a Loan Party; and (c) LI Lending, LLC, a Delaware limited liability company.
Section 5.13 Permits. Schedule 5.13 sets forth a list of all Required Licenses. Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations required for such Loan Party lawfully to own, lease, manage or operate, or to acquire, each business currently managed or operated, or to be acquired, by such Person, including but not limited to each Required License. Except as described on Schedule 5.13, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, would result in the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization, approval, entitlement or accreditation necessary to the operation of the business of any Loan Party, including but not limited to each Required License, and there is no claim that any thereof is not in full force and effect.
Section 5.14    Taxes.
(a)Except as set forth on Schedule 5.14, (i) each Loan Party has filed timely all Federal, state, and other tax returns that are required to be filed and has paid all taxes shown thereon to be due, together with applicable interest and penalties, and all other taxes, fees, or other charges imposed on it or any of its property by any Governmental Authority, (ii) no tax Lien has been filed,
(iii) to the knowledge of any Borrower, no claim is being asserted, with respect to any such tax, fee, or other charge, and (iv) no Loan Party is a party to any tax sharing agreement.
(b)Except as set forth on Schedule 5.14, all Taxes imposed upon any Loan Party or any property of any Loan Party which have become due and payable on or prior to the date hereof have been paid, except Taxes not overdue by more than thirty (30) days or, if more than thirty (30) days overdue, that are being contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the Financial Statements in accordance with GAAP.
(c)Except as set forth on Schedule 5.14, other than the non-deductibility of certain expenses pursuant to Section 280E of the Code, no issues have been raised by the Internal Revenue Service or by any state, local, or foreign taxing authorities that, in the aggregate could reasonably be expected to have a Material Adverse Effect.
Section 5.15    ERISA, etc.
(a)To the extent applicable thereto, each Employee Plan is in compliance with ERISA, the Code and any other Legal Requirement, and neither a Reportable Event nor an “accumulated funding deficiency” (within the meaning of §412 or §430 of the Code or §302 of ERISA) has occurred (or is likely to occur) with respect to any Employee Plan. No Single Employer Plan has terminated, and no Lien has been incurred in favor of the PBGC or an Employee Plan. Based on the assumptions used to fund each Single Employer Plan, the present value of all accrued benefits under each such Employee Plan did not materially exceed the value

78

HB: 4868-8978-1628.11

EXHIBIT 10.35

of the assets of such Employee Plan allocable to such accrued benefit as of the last annual valuation date prior to the date on which this representation is made. Neither any Loan Party nor any ERISA Affiliate has incurred or is

79

HB: 4868-8978-1628.11

EXHIBIT 10.35

reasonably expected to incur any Withdrawal Liability that could reasonably be expected to result in a material liability under ERISA, in connection with any Employee Plan. There are no claims (other than routine claims for benefits) or lawsuits involving employees or independent contractors of a Loan Party that have been asserted or instituted against such Loan Party, or to the Loan Parties’ knowledge any Employee Plan. There are no claims (other than routine claims for benefits) or lawsuits involving employees or independent contractors of a Loan Party that have been asserted or instituted against such Loan Party, or to the Loan Parties’ knowledge any Employee Plan.
(b)To the extent applicable thereto, each Canadian Pension Plan is in compliance in with all Legal Requirements. Each Loan Party and each Subsidiary thereof has made all required contributions to each Canadian Pension Plan. There are no claims (other than routine claims for benefits) or lawsuits involving employees or independent contractors of a Loan Party that have been asserted or instituted against such Loan Party, or to the Loan Parties’ knowledge any Canadian Pension Plan. No Loan Party or Subsidiary maintains, contributes to, or has any liability or contingent liability with respect to, a Canadian Defined Benefit Pension Plan.
Section 5.16 Liens. Schedule 5.16 sets forth a complete and accurate list as of the date hereof of all Liens on the property or assets of any Loan Party, showing as of the date hereof the lienholder thereof and the property or assets of such Loan Party subject thereto.
Section 5.17 Good Title. Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, its tangible personal property and assets free and clear of all Liens other than Liens permitted by the Loan Documents. All such properties and assets are in good working order and condition, ordinary wear and tear and casualty excepted.
Section 5.18 Investment Company Act. No Loan Party is or is required to be registered as an “investment company” under the Investment Company Act of 1940, as amended.
Section 5.19    Equity Interests.
(a)Schedule 5.19(a) sets forth, an organizational chart of the Borrowers and the holders of Equity Interests in the Borrowers. No Borrower holds any Equity Interests in any other Person other than those disclosed on Schedule 5.19(a).
(b)All of the outstanding Equity Interests in each Borrower and each Subsidiary have been validly issued, are fully paid and non-assessable, and all of such outstanding Equity Interests are owned by the owner thereof free and clear of all Liens except those created under the Loan Documents and such entity’s applicable Organizational Documents.
Section 5.20 Labor Matters. There are no strikes, lockouts, or other labor disputes pending or, to the knowledge of the Borrower, threatened against any Loan Party. Hours worked by and wages paid to employees of each Loan Party have not violated the Fair Labor Standards Act or any other applicable Legal Requirement. All payments due in respect of employee health and welfare insurance from any Loan Party have been paid or properly accrued on the books of the relevant Loan Party.

80

HB: 4868-8978-1628.11

EXHIBIT 10.35

Section 5.21 Accuracy of Information, Etc. Each Loan Party has disclosed to the Lender all agreements, instruments, and corporate or other restrictions to which it or any of its

81

HB: 4868-8978-1628.11

EXHIBIT 10.35

Subsidiaries is subject as of the Closing Date, and all other matters known to it as of the Closing Date, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. No statement or information contained in this Agreement, any other Loan Document, or any other document, certificate, or statement furnished by or on behalf of any Borrower to the Lender, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained, any untrue statement of a material fact or omitted to state a material fact necessary to make the statement contained herein or therein not misleading. The Projections included in such materials are based upon good faith estimates and assumptions believed by the Borrowers to be reasonable at the time made; it being recognized by the Lender that such Projections as to future events are not to be viewed as fact and that actual results during the period or periods covered by the Projections may differ from such projected results and such differences may be material.
Section 5.22    Security Documents.
(a)Each of the Security Documents creates in favor of the Lender a legal, valid, continuing, and enforceable security interest in the Collateral, the enforceability of which is subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. The financing statements, releases and other filings are in appropriate form and have been or will be filed in the offices specified in the Security Agreement Schedules.
(b)Upon such filings and/or the obtaining of “control” (as defined in the Uniform Commercial Code or within the meaning of the PPSA), the Lender will have a perfected Lien on, and security interest in, to and under all right, title, and interest of the grantors thereunder in all Collateral that may be perfected by filing, recording, or registering a financing statement or analogous document (including without limitation the proceeds of such Collateral subject to the limitations relating to such proceeds in the Uniform Commercial Code or the PPSA) or by obtaining control, under the Uniform Commercial Code or the PPSA (in effect on the date this representation is made) in each case prior and superior in right to any other Person, except for Liens permitted under Section 7.02.
Section 5.23 Solvency. As of September 30, 2024 and for all periods thereafter, each Loan Party is, and after giving effect to the incurrence of all Debt and obligations incurred in connection herewith will be, Solvent.
Section 5.24    OFAC and Other Regulations.
(a)No Loan Party, any of its Subsidiaries, or, to the knowledge of each Loan Party, any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate: (i) has violated any Anti-Corruption Laws or Sanctions Laws; or (ii) has engaged in any transaction, investment, undertaking, or activity that conceals the identity, source, or destination of the proceeds from any category of prohibited offenses designated by the Organization for Economic Co-operation and Development’s Financial Action Task Force on Money Laundering.

82

HB: 4868-8978-1628.11

EXHIBIT 10.35

83

HB: 4868-8978-1628.11

EXHIBIT 10.35

(b)No Loan Party, any of its Subsidiaries, or, to the knowledge of each Loan Party, any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate that is acting or benefiting in any capacity in connection with the Loans is a Sanctioned Entity.
(c)No Loan Party, any of its Subsidiaries, or, to the knowledge of each Loan Party, any of the Affiliates or respective officers, directors, brokers, or agents of such Loan Party, Subsidiary, or Affiliate acting or benefiting in any capacity in connection with the Loans: (i) conducts any business or engages in making or receiving any contribution of goods, services, or money to or for the benefit of any Sanctioned Entity; (ii) deals in, or otherwise engages in any transaction related to, any property or interests in property blocked pursuant to any Anti- Corruption Law or Sanctions Law; or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Corruption Law or Sanctions Law.
AFFIRMATIVE COVENANTS
So long as any Loans or any other amounts payable to the Lender hereunder or under any other Loan Document have not been paid in full, the Borrowers shall, and shall cause their Subsidiaries to (except that, in the case of the covenants set forth in Section 6.01, Section 6.02, and Section 6.03, the Administrative Borrower shall furnish all applicable materials to the Lender):

Section 6.01    Financial Statements. Furnish to the Lender:
(a)As soon as available, but in any event within 120 days after the end of each fiscal year of the Borrowers, a copy of the annual audit report of the Borrowers and their Subsidiaries for such year including a copy of the audited consolidated balance sheet of the Borrowers and their Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, together with an opinion as to such audit report of Davidson & Company or other independent certified public accountants of nationally recognized standing which does not contain a qualification arising out of the scope of the audit; provided that, in the event of any change in generally accepted accounting principles used in the preparation of such financial statements, the Administrative Borrower shall also provide a reconciliation of such financial statements to GAAP; and
(b)As soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrowers, the unaudited consolidated balance sheet of the Borrowers and their Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments); and

84

HB: 4868-8978-1628.11

EXHIBIT 10.35

(c)As soon as available, but in any event not later than 30 days after the end of each month occurring during each fiscal year of the Borrowers, the unaudited consolidated balance

85

HB: 4868-8978-1628.11

EXHIBIT 10.35

sheets of the Borrowers and their Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).
All such financial statements delivered pursuant to this Section 6.01 shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods. Notwithstanding the foregoing, if the SEC extends the Borrowers’ filing deadlines of any such financial statements described above, the delivery dates set forth in 6.01(a) through (c) above for such financial statements shall be extended for the same period of time.
Section 6.02    Certificates; Other Information. Furnish the following to the Lender:
(a)As soon as available, but in any event (i) within 120 days after the end of each fiscal year of the Borrowers, forecasts prepared by the management of the Borrowers, in a form reasonably satisfactory to the Lender, of projected consolidated balance sheets, income statements, statements of cash flows, projected changes in financial position, and a description of the underlying assumptions applicable thereto, and as soon as available, significant revisions, if any, of such forecast with respect to such fiscal year (the “Projections”), which Projections shall in each case be accompanied by a certificate of the Responsible Officer stating that such Projections are based on reasonable estimates, information, and assumptions and that such Responsible Officer has no reason to believe that such Projections are incorrect or misleading in any material respect and (ii) within 45 days after the end of each fiscal quarter of the Borrowers, a narrative discussion and analysis of the financial condition and results of operations of the Borrowers and their Subsidiaries for such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year;
(b)On the same dates as delivery of the quarterly and annual financial statements in Section 6.01(a) and Section 6.01(b), a compliance certificate in the form attached hereto as Exhibit E (the “Compliance Certificate”) from a Responsible Officer of the Administrative Borrower:
(i)containing all information and calculations necessary for determining compliance by the Loan Parties with the provisions of this Agreement as of the last day of the fiscal quarter or fiscal year of the Borrowers, as the case may be; and
(ii)stating that, except as noted in any schedules to such Compliance Certificate, the representations and warranties made by the Borrowers contained in Article V of this Agreement and in each other Loan Document, certificate or other writing delivered to any secured party pursuant hereto or thereto remain true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or “Material Adverse Effect” in the text

86

HB: 4868-8978-1628.11

EXHIBIT 10.35

thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent

87

HB: 4868-8978-1628.11

EXHIBIT 10.35

that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date); and
(iii)stating that each Loan Party during such period has observed and performed all of the covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed, or satisfied by it, and that such officer has not obtained any knowledge of any Default or Event of Default except as specified in such Compliance Certificate; and
(iv)attaching confirmation that there have been no changes to the information contained in each of the Security Agreement Schedules delivered on the Closing Date or the date of the most recently updated Security Agreement Schedules delivered pursuant to this clause (iii) and/or attaching an updated Security Agreement Schedules identifying any such changes to the information contained therein;
(c)Promptly, and in any event within 30 days thereafter, to the extent not previously disclosed to the Lender, a description of any change in the jurisdiction of organization of any Loan Party;
(d)Promptly after the same are sent, copies of all proxy statements, financial statements, and reports that any Loan Party sends to any of its securities holders, and copies of all reports and registration statements that any Loan Party files with the SEC or any national securities exchange (excluding insider trading reports);
(e)Promptly after the same are sent, copies of any statement or report sent to any holder of debt securities of any Loan Party pursuant to the terms of any indenture, loan agreement, or similar agreement and not otherwise required to be furnished to the Lender pursuant to any other clause of this Section;
(f)Promptly upon receipt of the same, copies of all notices, requests, and other documents received by any Loan Party under or pursuant to any Material Contract or instrument, indenture, or loan agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect, and such information and reports regarding Material Contracts and such instruments, indentures, and loan agreements as the Lender may request from time to time;
(g)As soon as available, and in any event within 30 days after the end of each fiscal year, a report summarizing the insurance coverage (specifying type, amount, and carrier) in effect for the Borrowers and containing such additional information as the Lender may reasonably specify;
(h)As soon as available, and in any event within 3 business days of such payment, evidence in form and substance acceptable to Lender that Borrowers have caused to be paid all rent then due to the landlord of any leased property of Borrowers which lease or any guaranty thereof by a Borrower constitutes a Material Contract; and

88

HB: 4868-8978-1628.11

EXHIBIT 10.35

(i)Such other information respecting the business, condition (financial or otherwise),

89

HB: 4868-8978-1628.11

EXHIBIT 10.35

operations, performance, properties, or prospects of any Loan Party as the Lender may from time to time reasonably request.
Section 6.03    Notices. Promptly, and in any event within three (3) Business Days, give notice to the Lender of:
(a)The occurrence of any Default or Event of Default;
(b)Any (i) default or event of default under any Material Contract of any Loan Party or (ii) litigation, investigation, or proceeding that may exist at any time between any Loan Party and any Governmental Authority other than, in respect of clause (ii), routine inquiries by any Governmental Authority;
(c)Any litigation or proceeding affecting any Loan Party (i) in which the amount involved is at least $250,000 and not covered in full by insurance, (ii) in which injunctive or similar relief is sought, or (iii) which relates to any Loan Document;
(d)The following events:
(i)the occurrence of any Reportable Event with respect to any Employee Plan, a failure to make any required contribution to an Employee Plan, the creation of any Lien in favor of the PBGC or any Multiemployer Plan; or
(ii)the institution of proceedings or the taking of any other action by the PBGC or any Borrower or any ERISA Affiliate or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization, or Insolvency of, any Employee Plan;
(e)The occurrence of any Environmental Action against or of any noncompliance by any Loan Party with any Environmental Law or relevant permit;
(f)Any loss, damage or destruction in excess of $1,000,000 of any of the Collateral to the extent not covered by insurance;
(g)Any change in the executives of Ventures (including without limitation any change in the chief executive officer, chief financial officer, or any other employee of Ventures who reports directly to the chief executive officer);
(h)Any notices of default that any Borrower receives or delivers in connection with any real property leased by a Borrower that is subject to a Landlord Agreement;
(i)Any notice from any Governmental Authority regarding any Lien or other encumbrance or charge that has been or may be filed against any Loan Party or otherwise affecting any of the Collateral; and
(j)Any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

90

HB: 4868-8978-1628.11

EXHIBIT 10.35

Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a

91

HB: 4868-8978-1628.11

EXHIBIT 10.35

Responsible Officer of the Administrative Borrower setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto, if any.
Section 6.04    Maintenance of Existence; Compliance.
(a)(i) Preserve, renew, and maintain in full force and effect its corporate or organizational existence and (ii) take all reasonable action to maintain all rights, licenses, privileges, and franchises necessary or desirable in the normal conduct of its business (including each Required License), except, in each case, as otherwise permitted under this Agreement.
(b)Comply in all material respects with all Contractual Obligations (provided that with respect to the Contractual Obligations to make payments to trade creditors, the obligation to comply with such Contractual Obligations in full shall be deferred until October 1, 2024), Legal Requirements, and the terms of each Required License. Ensure that all products designed, developed, investigated, manufactured, prepared, assembled, packaged, tested, labeled, distributed, promoted, sold or marketed by or on behalf of any Borrower or any of its direct or indirect Subsidiaries that are subject to the jurisdiction of any Governmental Authority shall be designed, developed, investigated, manufactured, prepared, assembled, packaged, tested, labeled, distributed, promoted, sold and marketed in compliance in all material respects with all Legal Requirements.
(c)Except as identified on Schedule 5.14, pay in full before delinquency or before the expiration of any extension period, all Taxes imposed upon any Borrower or any of its Subsidiaries or any property of any Borrower or any of its Subsidiaries, except (i) Taxes contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP, or (ii) Taxes subject to a payment plan with the applicable Governmental Authority(ies) pursuant to which such Governmental Authority(ies) agrees to forebear or otherwise not file, record or make enforceable against third parties any Tax lien it may be legally entitled to file, record or otherwise make enforceable against third parties (or, any such Tax lien remains unfiled, unrecorded, or otherwise unenforceable against third parties during the negotiation of such a payment plan).
Section 6.05 Performance of Material Contracts. Perform and observe all the terms and provisions of each Material Contract to be performed or observed by it (provided that with respect to any Material Contract, the performance by Borrower of which is to make payments to trade creditors, the obligation to comply with such Contractual Obligations in full shall be deferred until October 1, 2024), maintain each Material Contract in full force and effect, enforce each such Material Contract in accordance with its terms, take all such action to such end as may be from time to time requested by the Lender and, upon request of the Lender, make to each other party to each Material Contract such demands and requests for information and reports or for action as any Borrower or any of its Subsidiaries is entitled to make under such Material Contract.
Section 6.06    Maintenance of Property; Insurance.

92

HB: 4868-8978-1628.11

EXHIBIT 10.35

(a)Maintain and preserve all of its property useful and necessary in its business in good

93

HB: 4868-8978-1628.11

EXHIBIT 10.35

working order and condition, ordinary wear and tear excepted.
(b)Maintain insurance with respect to its property and business (including without limitation, comprehensive general liability, hazard, rent, worker’s compensation, property and casualty, and business interruption insurance) with financially sound and reputable insurance companies that are not Affiliates of any Borrower, in such amounts and covering such risks as are usually insured against by similar companies engaged in the same or a similar business.
(c)All insurance policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the secured parties, as their interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Collateral Agent may require to fully protect the Lender’s interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid or financed through a binding financing agreement, with (other than with respect to director and officer policies) the loss payable and additional insured endorsement in favor of the Collateral Agent for the benefit of the secured parties, as their respective interests may appear, and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days’ (10 days’ in the case of non-payment) prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Borrower or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrowers’ expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the sole right, in the name of the Lenders, any Borrower and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies.
Section 6.07    Inspection of Property; Books and Records; Discussions.
(a)Keep proper books of records and accounts, in which full, true, and correct entries in conformity with GAAP and all Legal Requirements shall be made of all dealings and transactions and assets in relation to its business and activities.
(b)Subject to state and local cannabis regulatory requirements, permit the Lender and the Collateral Agent to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time, on reasonable notice, and as often as may reasonably be desired by the Lender or Collateral Agent, and to discuss its business operations, properties, and financial and other condition with its officers and employees and its independent certified public accountants; provided that any discussion with such independent certified public accountants shall only be in the presence (either live or telephonically) of a representative of the Borrowers.

94

HB: 4868-8978-1628.11

EXHIBIT 10.35

(c)Promptly, and in any event within ten (10) Business Days, provide such other information concerning the condition or operations (financial or otherwise) of any Borrower as the

95

HB: 4868-8978-1628.11

EXHIBIT 10.35

Lender may from time to time may reasonably request.
Section 6.08    Environmental Laws.
(a)Obtain, comply and maintain in all respects, and ensure the same in all respects by all tenants and subtenants, if any, with all applicable Environmental Laws, any and all licenses, approvals, notifications, registrations, or permits required by applicable Environmental Laws.
(b)Conduct and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to remove and clean up all Hazardous Materials from any of its properties required under Environmental Laws and promptly comply in all respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.
Section 6.09    Anti-Corruption Laws and Sanctions Laws.
(a)Maintain policies and procedures designed to promote compliance by each Borrower and their respective directors, officers, employees and agents with all applicable Anti- Corruption Laws and Sanctions Laws.
(b)Comply with all applicable Anti-Corruption Laws and Sanctions Laws.
(c)Neither Borrowers nor, to the best knowledge of any Borrower, any director, officer, employee or any Person acting on behalf of any Borrower will engage in any activity that would breach any Anti-Corruption Laws or Sanctions Laws.
(d)Promptly notify the Lender of any action, suit or investigations by any court or Governmental Authority in relation to an alleged breach of the Anti-Corruption Laws or Sanctions Laws.
(e)Not directly or indirectly use, lend or contribute the proceeds of any Loan for any purpose that would breach any Anti-Corruption Laws or Sanctions Laws.
(f)In order to comply with the “know your customer/borrower” requirements of the Anti-Corruption Laws, promptly provide to the Lender upon its reasonable request from time to time (A) information relating to individuals and entities affiliated with any Borrower that maintain a business relationship with the Lender, and (B) such identifying information and documentation as may be available for such Borrower in order to enable the Lender to comply with Anti- Corruption Laws or Sanctions Laws.
Section 6.10 Additional Borrowers. With respect to (i) any new Subsidiary created or acquired after the Closing Date by any Borrower, promptly, and in any event within 30 days of the creation or acquisition of such Subsidiary, or (ii) the failure to wind down and dissolve any of the Wind Down Entities by December 31, 2023, no later than January 31, 2024, the Borrowers shall cause such Subsidiary and Wind Down Entity to,:

96

HB: 4868-8978-1628.11

EXHIBIT 10.35

(a)execute and deliver to the Lender, a Joinder Agreement, pursuant to which such Subsidiary shall be made a party to this Agreement as a Borrower;

97

HB: 4868-8978-1628.11

EXHIBIT 10.35

(b)execute and deliver to the Collateral Agent, a joinder to the Security Documents, as provided in the Security Documents, together with such documents as may be required for such Subsidiary to comply with the Security Documents, including updated Security Agreement Schedules;
(c)execute and deliver to the Lender (as applicable), such other agreements, instruments, approvals or other documents reasonably requested by the Lender (including Landlord Agreements in the same manner as required by Section 6.13) in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by the Security Documents or otherwise to effect the intent that such Subsidiary or Wind Down Entity shall become bound by all of the terms, covenants and agreements contained in the Loan Documents and that all property and assets of such Subsidiary or Wind Down Entity shall become Collateral for the Obligations (other than to the extent such property or assets are excluded pursuant to the terms of the Security Documents), including the filing of UCC-1 or PPSA financing statements in such jurisdictions as may be required by the Security Documents or by law or as may be requested by the Lender or Collateral Agent;
(d)execute, as applicable, and deliver to the Lender those documents and other deliverables required of the Borrowers at the Closing Date pursuant to Section 4.01(a) and Section 4.01(d); and
(e)if requested by the Lender, deliver to the Lender legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Lender.
Section 6.11 Financial Covenants. So long as any principal of or interest on the Loan or any other Obligation (whether or not due) shall remain unpaid, the Borrowers shall cause the following to be true:
(a)Liquidity. Commencing with the calendar quarter ending December 31, 2023, on the last day of each calendar quarter have at least $3,000,000, in the aggregate, on deposit in Deposit Accounts that are subject to Deposit Account Control Agreements (as defined in the Security Documents) or that Borrowers can demonstrate by receipts or other reliable documentation, in each case satisfactory to Lender in its sole discretion, is held in a vault, in merchant accounts, or in transit from retail stores.
(b)Fixed Charge Coverage Ratio. Commencing with the calendar quarter ending June 30, 2024, and for each calendar quarter thereafter so long as any principal of or interest on the Loan or any other Obligation (whether or not due) shall remain unpaid, maintain a Consolidated Fixed Charge Coverage Ratio as of the last day of each such calendar quarter of no less than 1.10 to 1.00.
(c)Consolidated Leverage Ratio. Commencing with the calendar quarter ending June 30, 2024, and for each calendar quarter thereafter so long as any principal of or interest on the Loan or any other Obligation (whether or not due) shall remain unpaid, maintain a

98

HB: 4868-8978-1628.11

EXHIBIT 10.35

Consolidated Leverage Ratio as of the last day of each calendar quarter of not more than 3.00 to 1.00.
Section 6.12    Lender Meetings. Upon the request of the Lender (which request, so long

99

HB: 4868-8978-1628.11

EXHIBIT 10.35

as no Event of Default shall have occurred and be continuing, shall not be made more than once during each calendar quarter), participate in a meeting with the Lender telephonically, virtually, or at the Borrowers’ corporate offices (or at such other location as may be agreed to by the Administrative Borrower and the Lender) at such time as may be agreed to by the Administrative Borrower and the Lender.
Section 6.13 Landlord Agreements. At any time any Collateral with a book value in excess of $20,000 (when aggregated with all other Collateral at the same location) is located on any real property of a Borrower (whether such real property is now existing or acquired after the Closing Date) which is not owned by a Borrower, or is stored on the premises of a bailee, warehouseman, or similar party, obtain a Landlord Agreement in form and substance reasonably satisfactory to the Collateral Agent; provided, however, that such a Landlord Agreement shall not be required with respect to any such Collateral stored on the premises of a bailee, warehouseman or similar party if, as a part of transporting such Collateral in the ordinary course of a Borrower’s business consistent with past practices, such Collateral is stored at such a premises for less than three days (or such longer period as Lender may agree to in its sole discretion).
Section 6.14    Certain Reserves and Holdbacks.
(a)Closing Date Holdback. Lender shall withhold from the Closing Date Term Loan an amount of cash equal to $3,240,025.00 (the “Closing Date Term Loan Holdback”). So long as the Second Tranche Conditions have been satisfied (or waived in Lender’s sole and absolute discretion), the Lender shall release the Closing Date Term Loan Holdback to Borrowers on the date that Borrower shall deliver all of the items set forth in the definition of “Permitted Acquisition” with respect to the acquisition next following the acquisition of the Equity Interests of Euphoria, LLC, an Illinois limited liability company, the remaining $3,240,000.00 of the Closing Date Term Loan Holdback shall be advanced.
(b)Upon the Closing Date, Lender shall withhold from the Closing Date Term Loan, an amount of cash equal to $700,000 (the “Tax Holdback”). Unless, within 10 Business Days following the Closing Date, Borrowers are able to provide Lender with a strategy for reducing or eliminating the Closing Date Tax Lien that is satisfactory to Lender (in its sole discretion) (such strategy, the “Approved Strategy”), Lender shall be entitled to use the Tax Holdback to pay the Closing Date Tax Lien on behalf of Borrowers ; provided, however, Lender may at any time use the Tax Holdback to pay the Closing Date Tax Lien if Lender determines (in its sole discretion) that the IRS is enforcing its remedies with respect to the Closing Date Tax Lien or the Borrowers are not diligently pursuing the Approved Strategy. If Lender does not use the Tax Holdback to pay the Closing Date Tax Lien in accordance with the foregoing sentence, it shall not be obligated to release all or any portion of the Tax Holdback until such time as Borrowers request the release thereof to pay the obligations secured by the Closing Date Tax Lien in full or provide evidence (in form and substance acceptable to Lender in its sole discretion) that the obligations subject to the Closing Date Tax Lien have been paid in full, in all cases, such release to be subject to the other terms of this Agreement. Upon release, the funds of the Tax Holdback shall first be used to pay the obligations secured by the Closing Date Tax Lien in full (if not already

100

HB: 4868-8978-1628.11

EXHIBIT 10.35

paid in full prior to such release). If Lender uses (or releases to Borrowers to use according to the terms of this Section 6.14(b)) the Tax Holdback to pay the Closing Date Tax Lien in full and there remains excess funds in the Tax Holdback, upon the satisfaction (or waiver in Lenders sole and absolute discretion) of

101

HB: 4868-8978-1628.11

EXHIBIT 10.35

the Second Tranche Conditions, Lender shall release such excess funds to Borrowers to use as permitted by the terms and conditions of this Agreement.
(c)In the event that Borrowers are unable, prior to the date set out in Section 6.15(a), to cause the maturity date of the Island Note to be extended at least one year (or such other date as Lender may agree in its sole and absolute discretion) beyond January 1, 2024, the Lender shall withhold from the aggregate maximum amount of Second Tranche Term Loans permitted hereunder, an amount equal to the then-due-and-owing amounts under the Island Note (the “Island Note Holdback”). So long as the Second Tranche Conditions have been satisfied (or waived in Lender’s sole and absolute discretion), Lender shall release the Island Note Holdback to Borrowers. Borrowers shall use the Island Note Holdback to pay in full the obligations evidenced by the Island Note and for no other purpose. For the avoidance of doubt, if Borrowers are able to extend the maturity date of the Island Note as described above, there will be no Island Note Holdback and the funds subject to the Island Note Holdback shall be available to Borrowers subject to the terms and conditions of this Agreement and the other Loan Documents.
(d)In the event that Borrowers are unable to cause Ventures to be dismissed (or otherwise removed) from the IGH Litigation prior to the end of the Second Tranche Availability Period, Lender shall withhold from the aggregate maximum amount of Second Tranche Term Loans permitted hereunder an amount equal to $850,000 (the “IGH Litigation Holdback”). If Ventures is found to have liability under the IGH Litigation and so long as the Second Tranche Conditions have been satisfied (or waived in Lender’s sole and absolute discretion), Lender shall release the IGH Litigation Holdback to Borrowers. Borrowers shall use the IGH Litigation Holdback to pay in full Ventures’ liability under the IGH Litigation. If Ventures’ liability is less than the full amount of the IGH Litigation Holdback, Borrowers may use the excess funds for any purpose under this Agreement. For the avoidance of doubt, if Ventures is dismissed (or otherwise removed) from the IGH Litigation with no liability to the plaintiff prior to the expiration of the Second Tranche Availability Period, then there shall be no IGH Litigation Holdback from the date of such dismissal or removal and the funds in the IGH Litigation Holdback shall be available to Borrowers subject to the terms and conditions of this Agreement.
(e)If judgment is entered against Ventures in the Teichman Litigation prior to the end of the Second Tranche Availability Period, Lender shall withhold from the aggregate amount of Second Tranche Term Loans permitted hereunder an amount equal to $1,200,000 (the “Teichman Litigation Holdback”). If such judgment is entered and so long as the Second Tranche Conditions have been satisfied (or waived in Lender’s sole and absolute discretion), Lender shall release the Teichman Litigation Holdback to Borrowers. Borrowers shall use the Teichman Litigation Holdback to pay in full Ventures’ liability under the Teichman Litigation. If Ventures’ liability is less than the full amount of the Teichman Litigation Holdback, Borrowers may use the excess funds for any purpose under this Agreement. For the avoidance of doubt, if no judgment has been entered against Ventures in the Teichman Litigation at the time of Borrowers’ request for a Second Tranche Term Loan, then there shall be no Teichman Litigation Holdback and the funds in the Teichman Litigation Holdback shall be available to Borrowers subject to the terms and conditions of this Agreement.

102

HB: 4868-8978-1628.11

EXHIBIT 10.35

Section 6.15    Post-Close Covenants.

103

HB: 4868-8978-1628.11

EXHIBIT 10.35

(a)Borrowers shall cause the maturity date of the Island Note to be extended to January 1, 2025 (or such other date as Lender may agree to in its sole and absolute discretion), and provide evidence thereof in form and substance acceptable to Lender in its sole discretion, within forty- five (45) days from the Closing Date.
(b)Borrowers shall deliver Landlord Agreements for Borrowers’ locations other than Georgetown, MA and Calumet City, IL within thirty (30) days from the Closing Date.
(c)Borrowers shall deliver to Lender the following items within thirty (30) days from the Closing Date (or such later date as Lender may agree to in its sole and absolute discretion), all in form and substance acceptable to Lender in its sole and absolute discretion:
(i)An Officer’s certificate certifying to true and correct copies regarding the acquisition documents for Borrowers’ proposed Euphoria acquisition;
(ii)Deposit Account Control Agreement(s) (as defined in the Security Agreement) relating to each of Borrowers’ Deposit Accounts (as defined in the Security Agreement);
(iii)(A) the certificates (if any) representing the Equity Interests pledged to the Lender pursuant to the Security Documents, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, and (B) evidence that Borrowers’ (other than Ventures) Organizational Documents have been amended to opt into Article 8 of the Uniform Commercial Code;
(iv)Evidence of termination of Liens existing on the Closing Date which are not permitted pursuant to this Agreement;
(v)Secretary’s Certificates referred to 4.01(d) for the Loan Parties other than
Ventures; and
(vi)A legal opinion by Ventures’ Canadian counsel.
(d)Within 10 days of the Closing Date, Lender shall have received an executed Restricted Stock Unit Agreement in form and substance acceptable to Lender and the Equity Interests described therein shall have been issued to Lender.
(e)On or before December 1, 2023, Borrowers shall have provided evidence to Lender, in form and substance acceptable to Lender in its sole discretion, that all of Borrowers’ Required Licenses in Massachusetts are being renewed or able to be renewed.
Section 6.16    Further Assurances. Promptly upon the request of the Lender:
(a)Correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgement, filing, or recordation thereof.

104

HB: 4868-8978-1628.11

EXHIBIT 10.35

(b)Do, execute, acknowledge, deliver, record, re-record, file, re-file, register, and re- register any and all such further acts, deeds, conveyances, pledge agreements, mortgages,

105

HB: 4868-8978-1628.11

EXHIBIT 10.35

debentures, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignments, transfers, certificates, assurances, and other instruments as the Lender may require from time to time in order to:
(i)carry out the purposes of the Loan Documents;
(ii)to the fullest extent permitted by applicable law, subject any Borrower’s properties, assets, rights, or interests to the Liens now or hereafter intended to be covered by the Security Documents and the other Loan Documents;
(iii)perfect and maintain the validity, effectiveness and priority of the Liens intended to be created under the Security Documents and the other Loan Documents; and
(iv)assure, convey, grant, assign, transfer, preserve, protect, and confirm to the Lender, the rights granted or now or hereafter intended to be granted to the Lender under any Loan Document or under any other instruments executed in connection with any Loan Document to which any Loan Party is or is to be a party.
NEGATIVE COVENANTS
So long as any Loans or any other amounts payable to the Lender hereunder or under any other Loan Document have not been paid in full, the Borrowers shall not, and shall not permit their Subsidiaries to:

Section 7.01 Limitation on Debt. Create, incur, assume, permit to exist, or otherwise become liable with respect to any Debt, except:
(a)Debt of any Borrower existing or arising under this Agreement and any other Loan Document;
(b)Debt of any Borrower owed to another Borrower;
(c)Debt incurred to finance the acquisition, construction, or improvement of fixed or capital assets (including Capital Lease Obligations) secured by a Lien permitted under Section 7.02(h); provided that (i) such Debt is incurred prior to or within 180 days after such acquisition or the completion of such construction or improvement, (ii) such Debt when incurred shall not exceed the aggregate combined purchase price and construction costs of the asset financed, and
(iii) the aggregate principal amount of Debt permitted by this Section 7.01(c), shall not exceed
$500,000 in the aggregate at any time outstanding;
(d)Debt existing on the date hereof and listed on Schedule 7.1(d) and any refinancings, modifications, renewals, and extensions of any such Debt; provided that (i) the principal amount of such Debt shall not be increased from the principal amount outstanding at the time of such refinancing, modification, renewal, or extension, and (ii) the maturity of such Debt shall not be shortened, and (iii) the terms relating to collateral (if any) and subordination (if any) of any such refinancing, modification, renewing, or extending Debt, and of any agreement

106

HB: 4868-8978-1628.11

EXHIBIT 10.35

entered into and of any instrument issued in connection therewith, are not less favorable in any material respect to the

107

HB: 4868-8978-1628.11

EXHIBIT 10.35

Borrowers or the Lender than the terms of any agreement or instrument governing the Debt being so refinanced, modified, renewed, or extended;
(e)Debt of any Person that becomes a Borrower after the date hereof; provided that (i) such Debt exists at the time such Person becomes a Borrower and is not created in contemplation of, or in connection with, such Person becoming a Borrower, and (ii) the aggregate principal amount of Debt permitted by this Section 7.01(e) shall not exceed $500,000 at any time outstanding;
(f)Guaranty Obligations incurred in the ordinary course of business by any Borrower of obligations of any other Borrower;
(g)current liabilities incurred in the ordinary course of business including as incurred through the obtaining of credit and for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services (excluding for the avoidance of doubt merchant cash advances or any sale of receivables);
(h)Debt of Borrowers that is subordinated to the Obligations pursuant to subordination agreement(s) in form and substance acceptable to Lender so long as such Debt remains subject to such subordination agreement(s).
(i)Other Debt of the Borrowers in an aggregate principal amount not to exceed
$1,000,000 at any time; provided that none of such Debt may be secured.
Section 7.02 Limitation on Liens. Create, incur, assume, or permit to exist any Lien on any property or assets (including Equity Interests of any Borrower or any of a Borrower) now owned or hereafter acquired by it or on any income or rights in respect of any thereof, except:
(a)Liens created pursuant to or arising under any Loan Document;
(b)Liens imposed by law for taxes, assessments, or governmental charges not yet due or which are being contested in good faith and by appropriate proceedings diligently conducted if adequate reserves with respect thereto are maintained in accordance with GAAP on the books of the applicable Person;
(c)Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, and other similar Liens imposed by law, arising in the ordinary course of business, and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings diligently conducted;
(d)Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens rights or set-off or similar rights;
(e)Pledges and deposits and other Liens (i) made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance, and other social security laws or regulations and (ii) securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of)

108

HB: 4868-8978-1628.11

EXHIBIT 10.35

insurance carriers providing property, casualty, or liability insurance to a Borrower or another Borrower;

109

HB: 4868-8978-1628.11

EXHIBIT 10.35

(f)Liens (including deposits) to secure the performance of bids, tenders, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds, and other obligations of like nature, in each case in the ordinary course of business;
(g)Easements, zoning restrictions, rights-of-way, minor defects or irregularities in title, and similar encumbrances on real property imposed by law or arising in the ordinary course of business which, in the aggregate, are not material in amount and which do not materially detract from the value of the affected property or interfere materially with the ordinary conduct of business of a Borrower or any of its Subsidiaries;
(h)Liens on fixed or capital assets acquired, constructed, or improved by any Borrower after the date hereof; provided that (i) such security interests secure Debt permitted by Section 7.01(c), (ii) such Liens and the Debt secured thereby are incurred prior to or within 180 days of such acquisition or the completion of such construction or improvement, (iii) such Liens shall not apply to any other property or assets of any Borrower, and (iv) the amount of Debt initially secured thereby is not more than 100% of the purchase price or construction or improvement cost of such fixed or capital asset;
(i)Liens in existence as of the date hereof which are listed on Schedule 7.02(i), securing Debt permitted by Section 7.01(d), and any renewals, modifications, replacements, and extensions of such Liens; provided that (i) the aggregate principal amount of the Debt secured by such Liens does not increase from that amount outstanding at the time of any such renewal, modification, replacement, or extension and (ii) any such renewal, modification, replacement, or extension does not encumber any additional assets or properties of any Borrower;
(j)To the extent such transactions create a Lien thereunder, liens in favor of lessors securing operating leases or sale and leaseback transactions, in each case to the extent such operating leases or sale and leaseback transactions are permitted under the terms of this Agreement;
(k)Any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Lien existing on any property or asset of any Person that becomes a Subsidiary of the Borrower at the time such Person becomes a Subsidiary of the Borrower; provided that (i) such Lien is not created in contemplation of, or in connection with, such acquisition or such Person becoming a Borrower, as the case may be, (ii) such Lien shall apply to the same category, type, and scope of assets, and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Borrower, as the case may be, and any refinancing, refunding, extension, renewal, or replacement thereof that does not increase the outstanding principal amount thereof plus any accrued interest, premium, fee, and reasonable and documented out-of-pocket expenses payable in connection with any such refinancing, refunding, extension, renewal, or replacement;
(l)Judgment or other similar Liens in connection with legal proceedings in an aggregate principal amount up to $500,000 which, whether immediately or with the passage of time (i) do not give rise to an Event of Default under Section 8.01(i) and (ii) are being contested in good faith by appropriate proceedings diligently conducted;

110

HB: 4868-8978-1628.11

EXHIBIT 10.35

111

HB: 4868-8978-1628.11

EXHIBIT 10.35

(m)Liens upon assets of the Borrowers or any of their Subsidiaries subject to Capital Lease Obligations to the extent such Capital Lease Obligations are permitted by Section 7.01; provided that (i) such Liens only serve to secure the payment of Debt arising under such Capital Lease Obligation and (ii) the Lien encumbering the asset giving rise to the Capital Lease Obligation does not encumber any other asset of the Borrower or any of its Subsidiaries;
(n)Liens arising from precautionary Uniform Commercial Code financing statement filings solely as a precautionary measure in connection with operating leases or consignment of goods;
(o)non-exclusive licenses of patents, trademarks and other intellectual property rights granted by any Loan Parties in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the Loan Parties;
(p)Liens securing Debt permitted by Section 7.01(h) so long as such Liens are subordinated to the Lien of Lender under the Loan Documents pursuant to subordination agreement(s) in form and substance acceptable to Lender so long as such Liens remain subject to such subordination agreement(s); and
(q)Any other Liens on property not otherwise permitted by this Section 7.02 so long as neither (i) the aggregate principal amount of the Debt and other obligations secured thereby nor
(ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds $500,000 at any time outstanding.
Section 7.03    Mergers; Nature of Business.
(a)Merge into or amalgamate or consolidate with any other Person or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, any Borrower may merge into any other Borrower.
(b)Engage in any business other than businesses of the type conducted by the Borrowers on the date hereof and businesses reasonably related thereto.
Section 7.04 Limitation on Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise), or capital contribution to, or purchase, hold, or acquire any Equity Interests, bonds, notes, debentures, or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, an “Investment” and collectively, “Investments”), except:
(a)Investments in cash and Cash Equivalents;
(b)Investments existing on the date hereof and listed on Schedule 7.04(b);
(c)Guarantees permitted by Section 7.01;

112

HB: 4868-8978-1628.11

EXHIBIT 10.35

(d)Loans and advances to officers, directors, or employees of any Borrower in the ordinary course of business (including for travel, entertainment, and relocation expenses (but not to purchase or repurchase Equity Interests) in an aggregate amount not to exceed $100,000 at any

113

HB: 4868-8978-1628.11

EXHIBIT 10.35

time outstanding;
(e)Intercompany Investments by any Borrower of, in, or to another Borrower;
(f)Extensions of trade credit in the ordinary course of business (including any instrument evidencing the same and any instrument, security, or other asset acquired through bona fide collection efforts with respect to the same);
(g)Investments constituting Permitted Acquisitions;
(h)the ownership by a Borrower or any of its Subsidiaries of the equity interests of any of their respective Subsidiaries, including Subsidiaries established or created after the Closing Date in compliance with all applicable terms of this Agreement;
(i)prepaid expenses and deposits for lease obligations or in connection with the provision of goods or services, in each case incurred in the ordinary course of business;
(j)accounts created and trade debt extended in the ordinary course of business; and
(k)In addition to Investments otherwise expressly permitted by this Section 7.04, Investments by the Borrowers in an aggregate amount (valued at cost) not to exceed $500,000 during the term of this Agreement.
Section 7.05    Limitation on Dispositions. Dispose of any of its property, whether now owned or hereafter acquired, or issue or sell any Equity Interests to any Person, except:
(a)The sale or Disposition of machinery and equipment no longer used or useful in the business of any Borrower;
(b)The Disposition of obsolete or worn-out property in the ordinary course of business;
(c)The sale of inventory and immaterial assets, in each case in the ordinary course of business;
(d)The sale or issuance of any Borrower’s Equity Interests to any Loan Party;
(e)Dispositions resulting from any taking or condemnation of any property of the Borrower or any Subsidiary by any Governmental Authority or any assets subject to a casualty;
(f)Dispositions of other property in any fiscal year of the Borrowers, so long as such property, together with all other property Disposed of during such fiscal year, shall have a fair market value not exceeding $1,000,000;
(g)licensing, on a non-exclusive basis, intellectual property rights in the ordinary course of business;
(h)leasing or subleasing assets in the ordinary course of business;

114

HB: 4868-8978-1628.11

EXHIBIT 10.35

(i)the lapse of intellectual property of a Borrower to the extent not economically

115

HB: 4868-8978-1628.11

EXHIBIT 10.35

desirable in the conduct of its business;
(j)any involuntary loss, damage or destruction of property;
(k)The sale or Disposition of (i) Equity Interests constituting warrants pursuant to the terms of the LI Intercreditor Agreement or the Island Intercreditor Agreement, or (ii) Equity Interests, the net proceeds of which are used to pay off the Island Note in accordance with the terms of the Island Intercreditor Agreement; and
(l)Disposition of any property, interests, or assets to any Borrower.
Section 7.06 Limitation on Sales and Leasebacks. Enter into any arrangement with any Person whereby a Loan Party shall sell or otherwise transfer any property owned by such Loan Party to (a) such Person and thereafter rent or lease such property from such Person or (b) any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Loan Party.
Section 7.07 Limitation on Restricted Payments. Make, either directly or indirectly, whether in cash, property, or in obligations of any Borrower, (w) any payment on, or declare or pay any dividend with respect to, or make any payment on account of, any Equity Interests of any Borrower, whether now or hereafter outstanding; (x) any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of any Borrower, now or hereafter outstanding; (y) any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Equity Interests of any Borrower, now or hereafter outstanding; or (z) any payment of any management, consulting, monitoring or advisory fees or any other fees or expenses (including the reimbursement thereof by any Borrower) pursuant to any management, consulting, monitoring, advisory or other services agreement to any of the holder of any Equity Interests of any Borrower or any of their Affiliates (collectively, “Restricted Payments”), except that:
(a)The Borrowers may declare and pay dividends and make other distributions and payments with respect to its Equity Interests if payable solely in its Equity Interests;
(b)The Borrowers may purchase or otherwise acquire Equity Interests in any Subsidiary of the Borrowers using additional shares of their Equity Interests;
(c)The Borrowers may (i) make repurchases or redemptions of their Equity Interests
(x) in connection with the exercise of stock options or restricted stock awards if such Equity Interests represent all or a portion of the exercise price thereof or (y) deemed to occur upon the withholding of a portion of such Equity Interests issued to directors, officers, or employees of the Borrower or any Subsidiary under any stock option plan or other benefit plan or agreement for directors, officers, and employees of the Borrower and the Subsidiaries to cover withholding tax obligations of such Persons in respect of such issuance, and (ii) make other Restricted Payments, not exceeding $100,000 in the aggregate for any fiscal year, pursuant to and in accordance with

116

HB: 4868-8978-1628.11

EXHIBIT 10.35

stock option plans or other benefit plans or agreements for directors, officers, and employees of the Borrower and the Subsidiaries;

117

HB: 4868-8978-1628.11

EXHIBIT 10.35

(d)So long as no Default or Event of Default has occurred and is continuing or would result therefrom, payments under the consulting agreements set forth in Schedule 7.07 as they are in effect on the Closing Date; provided, however, that such payments may not be increased by more than three percent from year-to-year;
(e)To the extent any such sale or Disposition would constitute a Restricted Payments, sales or Dispositions of Equity Interests permitted by Section 7.05(k); and
(f)So long as no Default or Event of Default has occurred and is continuing or would result therefrom, the Borrower may make other Restricted Payments not otherwise permitted by this Section 7.07 in an amount not to exceed $500,000 during the term of this Agreement.
Section 7.08 Limitation on Prepayments of Debt and Amendments of Debt Instruments.
(a)Make or offer to make any optional or voluntary payment or prepayment on or redemption, defeasance, or purchase of any amounts (whether principal or interest) payable under any Debt which is subordinated in right of payment or collection to the Obligations (such Debt, the “Subordinated Debt”) except as may be expressly permitted by the subordination agreement subordinating such Subordinated Debt.
(b)Amend, modify, waive, or otherwise change, or consent or agree to any amendment, modification, waiver, or other change to any of the terms of any Debt that is subordinated in right of payment or collection to the obligations of the Borrowers pursuant to the Loan Documents, other than any amendment, modification, waiver, or other change which (i) would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon and (ii) does not involve the payment of a consent fee.
Section 7.09 Limitation on Transactions With Affiliates. Enter into, renew, extend or be a party to any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind), or the payment of any management, advisory, or similar fees, with any Affiliate (excluding other Borrowers) unless such transaction is:
(a)Otherwise permitted by the terms of this Agreement;
(b)In the ordinary course of business of the relevant Borrower(s);
(c)On fair and reasonable terms no less favorable to the relevant Borrower(s) than those that would have been obtained in a comparable transaction on an arm’s length basis from an unrelated Person; and
(d)that are disclosed in reasonable detail to the Lender prior to the consummation thereof, if such transaction(s) involve one or more payments by the Borrowers in excess of
$250,000 for any single transaction or series of related transactions.

118

HB: 4868-8978-1628.11

EXHIBIT 10.35

Section 7.10    Limitation on Restrictive Agreements. Enter into or permit to exist or

119

HB: 4868-8978-1628.11

EXHIBIT 10.35

become effective any consensual encumbrance or restriction on the ability of any Subsidiary of any Borrower to:
(a)Make Restricted Payments in respect of any Equity Interests of such Subsidiary held by, or pay any Debt owed to, the Borrower or any other Subsidiary of the Borrower;
(b)Make loans or advances to, or Investments in, the other Borrowers or any other Subsidiary of any Borrower; and
(c)Transfer any of its assets to another Borrower or any other Subsidiary of a Borrower, except for such encumbrances or restrictions (i) existing under the Loan Documents and (ii) with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Equity Interests or assets of such Subsidiary.
Section 7.11 Foreign Subsidiaries. Create, maintain, or hold any Equity Interests in any Foreign Subsidiary.
Section 7.12 Limitation on Amendments of Material Contracts. Amend, supplement, or otherwise modify (pursuant to a waiver or otherwise): (a) Borrower’s Organizational Documents; or (b) the terms and conditions of any Material Contract; in each case, in any respect materially adverse to the interests of the Lender, without the Lender’s prior written consent.
Section 7.13 Merchant Cash Advance Transactions. Enter into any merchant cash advance transaction.
Section 7.14 Limitation on Canadian Defined Benefit Pension Plans. Create, maintain, contribute to, or incur any liability or contingent liability in respect of a Canadian Defined Benefit Pension Plan.
Section 7.15 Limitation on Cannabis Matters. Import Cannabis into the United States of America.
Section 7.16 Limitation on Lease Guaranties. Without Lender’s prior written consent (which such consent will not be unreasonably withheld, conditioned, or delayed), incur any Guaranty Obligations with respect to leases of real property if either the agreement creating such Guaranty Obligations or the applicable lease would constitute a Material Contract.
Section 7.17 Limitation on Comingling Funds. Prior to the date the Closing Date Tax Lien is satisfied in full, no Borrower shall commingle any of its funds or other property with any funds or property of Mission Partners USA LLC, including depositing or otherwise causing to be kept in any Deposit Account of Mission Partners USA LLC any monies of such Borrower.

EVENTS OF DEFAULT AND REMEDIES

120

HB: 4868-8978-1628.11

EXHIBIT 10.35

Section 8.01    Events of Default. Each of the following events or conditions shall

121

HB: 4868-8978-1628.11

EXHIBIT 10.35

constitute an “Event of Default” (whether it shall be voluntary or involuntary or come about or be affected by any Legal Requirement or otherwise):
(a)the Borrowers fail to pay (x) any interest on any Loan or any Collateral Agent Advance, or any fee or other amount payable hereunder or under any other Loan Document when due and such failure remains unremedied for a period of five (5) Business Days or (y) any principal of any Loan when due, whether at stated maturity, by acceleration, by mandatory prepayment, or otherwise;
(b)any representation, warranty, certification, or other statement of fact made or deemed made by or on behalf of any Loan Party herein or in any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder or in any certificate, document, report, financial statement, or other document furnished by or on behalf of any Loan Party under or in connection with this Agreement or any other Loan Document, proves to have been false or misleading in any material respect (or in any respect if such representation, warranty, certification or other statement of fact is qualified or modified as to materiality or material adverse effect or a similar materiality limitation in the text thereof) on or as of the date made or deemed made;
(c)any (i) Borrower fails to perform or observe any covenant, term, condition, or agreement contained in Section 6.03, Section 6.04(a), Section 6.09, Section 6.10, Section 6.11, Section 6.15 or Article 7 or (ii) Borrower fails to perform or observe any covenant, term, condition, or agreement contained in Section 6.01 or Section 6.02, and such failure, if capable of being remedied, shall remain unremedied for 5 Business Days;
(d)any Borrower fails to perform or observe any other covenant, term, condition, or agreement contained in this Agreement or any other Loan Document (other than as provided in subsections (a) through (c) of this Section 8.01) and such failure continues unremedied for a period of 20 days after written notice to the Administrative Borrower from the Lender;
(e)Any Loan Party:
(i)fails to pay any principal or interest in respect of any Debt (including any Guaranty Obligation, but excluding any Debt outstanding under this Agreement and any Debt related to trade payables (solely as permitted by Sections 6.04 and 6.05 of this Agreement)) when due and such failure continues after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or
(ii)fails to perform or observe any other covenant, term, condition, or agreement relating to any such Debt or contained in any instrument or agreement evidencing or relating thereto, or any other event occurs or condition exists, the effect of which failure or other event or condition is to cause, or to permit the holder or beneficiary of such Debt (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice, if required, such Debt to become due prior to its stated maturity (or, in the case of any such Debt constituting a Guaranty Obligation, to become payable); or any such Debt is declared to be due and payable, or required to be prepaid or redeemed (other than by a regularly scheduled required prepayment

122

HB: 4868-8978-1628.11

EXHIBIT 10.35

or redemption or as a mandatory prepayment), purchased, or defeased, or an offer to prepay, redeem,

123

HB: 4868-8978-1628.11

EXHIBIT 10.35

purchase, or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof;
provided that, a default, event, or condition described in clause (i) or (ii) of this subsection (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events, or conditions of the type described in clauses (i) and (ii) of this subsection (e) has occurred and is continuing with respect to Debt the outstanding principal amount of which exceeds in the aggregate $1,000,000;
(f)any of the following:
(i)Any Loan Party (x) commences any case, proceeding, or other action under any existing or future Debtor Relief Law, seeking (A) to have an order for relief entered with respect to it, or (B) to adjudicate it as bankrupt or insolvent, or (C) reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition, or other relief with respect to it or its debts, or (D) appointment of a receiver, trustee, custodian, conservator, or other similar official for it or for all or any substantial part of its assets or (y) makes a general assignment for the benefit of its creditors;
(ii)there is commenced against any Loan Party in a court of competent jurisdiction any case, proceeding, or other action of a nature referred to in clause (i) above which
(x) results in the entry of an order for relief or any such adjudication or appointment or (y) remains undismissed, undischarged, unstayed, or unbonded for thirty (30) days;
(iii)there is commenced against any Loan Party any case, proceeding, or other action seeking issuance of a warrant of attachment, execution, or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which has not been vacated, discharged, stayed, or bonded pending appeal within thirty (30) days from the entry thereof;
(iv)any Loan Party (A) admits in writing its inability to pay its debts as they become due, or (B) as of September 30, 2024 and after, is generally not or is unable to pay its debts as they become due; or
(v)any Loan Party takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above;
(g)any Borrower or any Subsidiary of a Borrower is enjoined, restrained or in any way prevented by the order of any court or any Governmental Authority from conducting, or otherwise ceases to conduct for any reason whatsoever, all or any material part of its business for more than fifteen (15) days;
(h)any material damage to, or loss, theft or destruction of any Collateral, whether or not insured, or any strike, lockout, labor dispute, embargo, condemnation, act of God or public enemy, or other casualty which causes, for more than fifteen (15) consecutive days, the cessation or substantial curtailment of revenue producing activities at any facility of any Borrower;

124

HB: 4868-8978-1628.11

EXHIBIT 10.35

(i)one or more judgments or decrees is entered against any Borrower by a court of

125

HB: 4868-8978-1628.11

EXHIBIT 10.35

competent jurisdiction involving, in the aggregate, a liability (not paid or fully covered by insurance as to which the relevant insurance company has been notified and has not denied coverage) in an amount in excess of $1,000,000 and all such judgments or decrees have not been vacated, discharged, stayed, or bonded pending appeal within 15 days from the entry thereof;
(j)any of the Security Documents cease for any reason to be valid, binding, and in full force and effect or any Lien created by any of the Security Documents shall fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Collateral Agent and the Lender on any Collateral purported to be covered thereby;
(k)any of the following:
(i)any material provision of any Loan Document ceases for any reason to be valid, binding, and in full force and effect, other than as expressly permitted hereunder or thereunder;
(ii)any Loan Party contests in any manner the validity or enforceability of any provision of any Loan Document; or
(iii)any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document (other than as a result of repayment in full of the Obligations) or purports to revoke, terminate, or rescind any provision of any Loan Document;
(l)any Change of Control occurs with respect to any Loan Party;
(m)any Borrower loses a Required License and, if diligently attempting to cure such loss, is unable to cure such loss within twenty (20) Business Days;
(n)payment under any lease guaranty entered into by any Borrower is demanded of such Borrower and not paid in full, without causing any other Event of Default hereunder, within 15 days of such demand; and
(o)there occurs in the reasonable judgment of the Lender a Material Adverse Effect.
Section 8.02    Remedies Upon Event of Default. If any Event of Default occurs and is continuing, then:
(a)if such event is an Event of Default specified in subsection (f) above with respect to any Borrower, the Loans (with accrued interest thereon) and all fees (including the Prepayment Fee) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable;
(b)if such event is an Event of Default (other than an Event of Default under Section 8.01(f)), any or all of the following actions may be taken:

126

HB: 4868-8978-1628.11

EXHIBIT 10.35

(i)the Lender may, by notice to the Administrative Borrower and Collateral Agent, declare the Loans (with accrued interest thereon) and all fees (including the Prepayment

127

HB: 4868-8978-1628.11

EXHIBIT 10.35

Fee) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable;
(ii)the Lender may exercise all rights and remedies available to it under the Security Documents, any other Loan Document, and pursuant to any Legal Requirements or other applicable law.
(c)If such Event of Default occurs during the Second Tranche Availability Period, any commitment of Lender to fund any further Second Tranche Term Loan (including any Second Tranche Term Loan requested pursuant to the terms of this Agreement by Borrowers but yet to be funded) shall be automatically terminated and Lender shall under no circumstance be required to fund any additional Second Tranche Term Loans.

Section 8.03    Additional Remedies Upon Event of Default.
(a)In addition and not in limitation of the remedies provided for in Section 8.02 above, if any Event of Default occurs and is continuing, then the Collateral Agent shall have the right, in its sole discretion, to select one or more cannabis dispensaries operated by one or more of the Borrowers (the “Selected Dispensaries”) to be sold to one or more third parties selected by the Collateral Agent in a manner selected by the Collateral Agent, in each case in its sole discretion (the “Sale Process”).
(b)The Sale Process shall be conducted as determined by the Collateral Agent, in its sole discretion, provided that the Sale Process shall be conducted in accordance with applicable Legal Requirements. Borrowers acknowledge that the Sale Process may, but is not required to, be conducted through a process designed to maximize the sale price of the Selected Dispensaries. Borrowers hereby waive any claim that the Sale Process was not conducted in a manner designed to maximize the sale price of the Selected Dispensaries.
(c)The Borrowers hereby covenant and agree not to appoint a chief restructuring officer or assignee in connection with an assignment for the benefit of creditors without providing at least ten (10) Business Days prior written notice to the Lender and obtaining the written consent of the Lender to such appointment, which such consent may be granted or withheld by the Lender in its sole discretion. Any appointment of a chief restructuring officer or assignee in connection with an assignment for the benefit of creditors without first obtaining the written consent of the Lender shall be presumptively invalid.
(d)If any Event of Default occurs and is continuing, the Lender and/or Collateral Agent may seek a receivership over all of some of the Borrowers or their assets (including the Selected Dispensaries). In the event the Lender and/or the Collateral Agent seek the appointment of a receiver to administer one or more of the Borrowers and/or the Selected Dispensaries, the Borrowers hereby covenant and agree to consent to and support the proposed appointment.
(e)Borrowers acknowledge that the transactions contemplated by this Section 8.03, may require approval from the Illinois Department of Agriculture, the Illinois Department of

128

HB: 4868-8978-1628.11

EXHIBIT 10.35

Financial and Professional Regulation, the Massachusetts Cannabis Control Commission, or other Governmental Authorities under applicable Legal Requirements (the “Applicable Regulator”).

129

HB: 4868-8978-1628.11

EXHIBIT 10.35

Promptly after the finalization of any documentation for a proposed sale of one or more of the Selected Dispensaries (the “Dispensary Sale”), the Lender and the Collateral Agent shall apply for approval from the Applicable Regulator for the Dispensary Sale (“Regulator Approval”). The Borrowers hereby agree and covenant to (i) execute all documents requested by the Applicable Regulator or required under applicable Legal Requirements for the transfer contemplated by the Dispensary Sale, and (ii) not take any action that would prevent or inhibit the Regulator Approval.
(f)Borrowers acknowledge and agree that (i) a breach or threatened breach by Borrowers (or any of them) of any of their obligations under this Section 8.03 would give rise to irreparable harm to Lender for which monetary damages would not be an adequate remedy and (ii) if a breach or a threatened breach by Borrowers (or any of them) of any such obligations occurs, Lender will, in addition to any and all other rights and remedies that may be available to it at law, at equity, or otherwise in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance, and any other relief that may be available from a court of competent jurisdiction, without any requirement to (x) post a bond or other security, or (y) prove actual damages or that monetary damages will not afford an adequate remedy. Borrowers agree that they will not oppose or otherwise challenge the appropriateness of equitable relief or the entry by a court of competent jurisdiction of an order granting equitable relief, in each case, consistent with the terms of this Section 8.03.
(g)In furtherance and not in limitation of any of the foregoing or any other power of attorney provisions in the Loan Documents, each Borrower hereby appoints the Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Borrower and in the name of such Borrower, or otherwise, from time to time, in the Collateral Agent’s discretion, to take any action and to execute any instrument consistent with the terms of this Section 8.03 which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof (but the Collateral Agent shall not be obligated to and neither the Collateral Agent nor Lender shall have any liability to such Borrower or any third party for failure to so do or take action). Except where prior notice is expressly required by the terms of this Agreement, the Collateral Agent shall use commercially reasonable efforts to provide notice to the Borrower prior to taking any action taken in the preceding sentence, provided that failure to deliver such notice shall not limit the Collateral Agent’s right to take such action or the validity of any such action. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done in accordance with the terms of this Section 8.03 and the Legal Requirements.
Section 8.04 Equity Cure Right. In the event that the Borrowers fail to comply with the requirements of any financial covenant set forth in Sections 6.11(b) and (c) until the tenth day after delivery of the related Compliance Certificate, Ventures shall have the right to issue Permitted Cure Securities for cash or otherwise receive cash contributions to the capital of Ventures, and, in each case, to contribute any such cash to the capital of the Borrowers, and apply the amount of the proceeds thereof to increase Consolidated EBITDAR with respect to such applicable quarter (the "Cure Right"); provided that (a) such proceeds are actually received

130

HB: 4868-8978-1628.11

EXHIBIT 10.35

by the Borrowers no later than 10 Business Days after the date on which financial statements are required to be delivered with respect to such fiscal quarter hereunder, (b) the Cure Right shall not be exercised more than two times during the term of the Loans, (d) in each period of four fiscal quarters, there shall be at

131

HB: 4868-8978-1628.11

EXHIBIT 10.35

least three consecutive fiscal quarters during which the Cure Right is not exercised, and (e) such proceeds shall be applied to prepay the Loans in accordance with Section 2.06. If, after giving effect to the foregoing pro forma adjustment (but not, for the avoidance of doubt, giving pro forma effect to any repayment of Debt in connection therewith), the Borrowers re in compliance with the financial covenants set forth in Sections 6.11(b) and (c), the Borrowers shall be deemed to have satisfied the requirements of such Sections as of the relevant date of determination with the same effect as though there had been no failure to comply on such date, and the applicable breach or default of such Sections 6.11(b) and (c) that had occurred shall be deemed cured for purposes of this Agreement. The parties hereby acknowledge that this Section may not be relied on for purposes of calculating any financial ratios other than as applicable to Sections 6.11(b) and
(c) and shall not result in any adjustment to any amounts other than the amount of Consolidated EBITDAR referred to in the immediately preceding sentence.

MISCELLANEOUS
Section 9.01 Notices. Notices to any party shall be in writing and shall be delivered personally, by certified mail return receipt requested, by nationally-recognized overnight delivery service, or email addressed to the parties at the addresses set forth below or otherwise designated in writing as set forth in this Section 9.01:
If to the Borrowers:
c/o 4Front Ventures Corp.

7010 E. Chauncey Lane, Suite 235
Phoenix, AZ 85054 Attention: Legal Department
Email: legal@4frontventures.com

If to the Lender:

ALT Debt II, LP
1310 N. Courthouse Road, Suite 110
Arlington, VA 22201 Attention: Michael Villapiano Email: mike@altmorecap.com
With a copy to (which shall not constitute notice): Husch Blackwell
1801 Pennsylvania Ave. NW, Suite 1000
Washington, DC 20006 Attention: Brent Salmons

132

HB: 4868-8978-1628.11

EXHIBIT 10.35

Email: brent.salmons@huschblackwell.com If to the Collateral Agent:

133

HB: 4868-8978-1628.11

EXHIBIT 10.35

GGG Partners, LLC
3155 Roswell Road NE, Suite 120
Atlanta, GA 30328 Attention: Richard B. Gaudet Email: rgaudet@gggmgt.com

Any communication hereunder will be deemed given and effective (a) when actually received, in the case of hand delivery, (b) the next Business Day in the case of an overnight delivery service, (c) three (3) Business Days in the case of certified mail return receipt requested, (d) when sent and received, as evidenced by a transmission report from sender’s facsimile machine, in the case of facsimile transmission, and (e) on the date sent by email of a PDF document if sent before 5:00 pm local time of the recipient, and on the next Business Day if sent at or after 5:00 pm local time of the recipient, provided in such case that such sent email is kept on file (whether electronically or otherwise) by the sender and the sender does not receive a genuine automatically generated message from the recipient’s email server that such email could not be delivered.
Section 9.02    Amendments and Waivers.
(a)No failure to exercise and no delay in exercising any right, remedy, power, or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law. No waiver of any provision of any Loan Document or consent to any departure by any party therefrom shall in any event be effective unless the same shall comply with paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender or Collateral Agent may have had notice or knowledge of such Default at the time.
(b)Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended, or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Administrative Borrower, the Lender, and the Collateral Agent; or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Lender and the Loan Party or Loan Parties that are parties thereto.
Section 9.03    Expenses; Indemnity; Damage Waiver.
(a)The Borrowers shall pay, on demand:
(i)all reasonable and documented out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges, and disbursements of counsel

134

HB: 4868-8978-1628.11

EXHIBIT 10.35

for the Lender (including the allocated costs of internal counsel for the Lender and/or Collateral Agent,

135

HB: 4868-8978-1628.11

EXHIBIT 10.35

if any) in connection with the preparation, negotiation, execution, delivery, and administration of the Loan Documents and any amendments, waivers, or other modifications of the provisions of any Loan Document (whether or not the transactions contemplated by the Loan Documents are consummated); and1
(ii)all out-of-pocket expenses incurred by the Lender and/or Collateral Agent, including the fees, charges, and disbursements of any counsel for the Lender and Collateral Agent, (including the allocated costs for any internal counsel for the Lender or Collateral Agent), in connection with the enforcement or protection of its rights (i) in connection with the Loan Documents, including its rights under this Section 9.03 or (ii) in connection with the Loans issued under this Agreement, including all such out-of-pocket expenses incurred in connection with any restructuring, workout, or negotiations in respect of the Loan Documents or such Loans.
(b)The Borrowers agree to indemnify and hold harmless the Collateral Agent and Lender and each of their respective Related Parties (each, an “Indemnified Party”) from and against, any and all claims, damages, losses, liabilities, and related expenses (including the reasonable fees, charges, and expenses of any counsel for any Indemnified Party, and all allocated costs of internal counsel for such Indemnified Party, if any), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Borrowers or any other Loan Party, but expressly excluding any and all claims, damages, losses, liabilities, and related expenses incurred by any such Indemnified Party and its Related Parties against another Indemnified Party or its Related Parties) arising out of, in connection with, or by reason of:
(i)the execution or delivery of any Loan Document or any agreement or instrument contemplated in any Loan Document, the performance by the parties thereto of their respective obligations under any Loan Document, or the consummation of the transactions contemplated by the Loan Documents;
(ii)any Loan or the actual or proposed use of the proceeds therefrom;
(iii)any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by any Borrowers or any of their Subsidiaries, or any Environmental Liability related to any Borrower or any of their Subsidiaries in any way; or
(iv)any actual or prospective claim, investigation, litigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by any Borrowers or any other Loan Party, and regardless of whether any Indemnified Party is a party thereto;
provided that, such indemnity shall not be available to any Indemnified Party to the extent that such claims, damages, losses, liabilities, or related expenses (A) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the fraud, gross negligence or willful misconduct of such Indemnified Party or (B) result from a claim brought by any Borrower or any other Loan Party against any Indemnified Party for

136

HB: 4868-8978-1628.11

EXHIBIT 10.35

1NTD: Taking this out here as it includes administration of loan documents which isn’t part of the limit. It’s handled elsewhere.

137

HB: 4868-8978-1628.11

EXHIBIT 10.35

breach in bad faith of such Indemnified Party’s obligations under any Loan Document, if a court of competent jurisdiction has rendered a final and non-appealable judgment in favor of such Borrower or such Loan Party on such claim.
(c)The Borrowers agree, to the fullest extent permitted by applicable law, not to assert, and hereby waives, any claim against any Indemnified Party, on any theory of liability, for special, indirect, consequential, or punitive damages (including, without limitation, any loss of profits or anticipated savings), as opposed to actual or direct damages, resulting from this Agreement or any other Loan Document or arising out of such Indemnified Party’s activities in connection herewith or therewith (whether before or after the Closing Date).
(d)All amounts due under Section 9.03 shall be payable not later than ten (10) Business Days after demand is made for payment by the Lender and if not timely paid shall accrue interest at the Applicable Rate (or if applicable, the Default Rate).
(e)The Indemnified Parties agree that neither they nor any of their Subsidiaries will settle, compromise, or consent to the entry of any judgment in any pending or threatened claim, action, or proceeding in respect of which indemnification or contribution could be sought under Section 9.03 (whether or not any Indemnified Party is an actual or potential party to such claim, action, or proceeding) without the prior written consent of the applicable Indemnified Party, unless such settlement, compromise, or consent includes an unconditional release of such Indemnified Party from all liability arising out of such claim, action, or proceeding.
Section 9.04    Successors and Assigns.
(a)The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrowers may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of the Lender) any legal or equitable right, remedy, or claim under or by reason of this Agreement.
(b)The Lender may, at any time, without the consent of any Borrower, assign to one or more Eligible Assignees (as defined below) all or a portion of its rights and obligations under this Agreement (including all or a portion of the Loans at the time owing to it). For purposes of this Agreement, “Eligible Assignee” means any Person other than a natural Person that is (i) an Affiliate of the Lender, (ii) a commercial bank, insurance company, investment or mutual fund, or other Person that is an “accredited investor” (as defined in Regulation D under the Securities Act), or (iii) a corporate entity that possesses financial sophistication and standing similar to that of the Lender. Subject to notification of an assignment, the assignee shall be a party hereto and, to the extent of the interest assigned, have the rights and obligations of the Lender under this Agreement, and the Lender shall, to the extent of the interest assigned, be released from its obligations under this Agreement (and, in the case of an assignment covering all of the Lender’s

138

HB: 4868-8978-1628.11

EXHIBIT 10.35

rights and obligations under this Agreement, the Lender shall cease to be a party hereto but shall continue to

139

HB: 4868-8978-1628.11

EXHIBIT 10.35

be entitled to the benefits of Section 2.11, and Section 9.03). Each Borrower hereby agrees to execute any amendment and/or any other document that may be necessary to effectuate such an assignment, including an amendment to this Agreement to provide for multiple lenders and an administrative agent to act on behalf of such lenders. Any assignment or transfer by the Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by the Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.
(c)The Lender may, at any time, without the consent of any Borrower, sell participations to one or more banks or other entities (each, a “Participant”) in all or a portion of the Lender’s rights and obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) the Lender’s obligations under this Agreement shall remain unchanged, (ii) the Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) each Borrower shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under this Agreement. Each Borrower agrees that each Participant shall be entitled to the benefits of Section 2.11 to the same extent as if it were the Lender and had acquired its interest by assignment pursuant to paragraph
(b) of this Section; provided that, such Participant (A) agrees to be subject to the provisions of Section 2.11 and Section 2.07 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Section 2.11 with respect to any participation, than the Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. The Lender shall, acting solely for this purpose as an agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that, the Lender shall have no obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in the Loans or other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that any Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and the Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(d)To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were the Lender, as long as such Participant agrees to be subject to Section 2.07 as though it were the Lender.
Section 9.05 Survival. All covenants, agreements, representations, and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any

140

HB: 4868-8978-1628.11

EXHIBIT 10.35

investigation made by any such other party or on its behalf and notwithstanding that the Lender may have notice or knowledge of any Event of Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of, or any accrued

141

HB: 4868-8978-1628.11

EXHIBIT 10.35

interest on, any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid. The provisions of Section 2.11, and ARTICLE IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, or the termination of this Agreement or any provision hereof.
Section 9.06    Integration; Counterparts Effectiveness.
(a)This Agreement, the other Loan Documents, the Fee Letters, and any other separate letter agreements with respect to fees payable to the Lender or Collateral Agent constitute the entire contract among the parties with respect to the subject matter hereof and supersede all previous agreements and understandings, oral or written, with respect to the subject matter hereof.
(b)Delivery of an executed counterpart of a signature page to this Agreement by facsimile or in electronic PDF format shall be effective as delivery of a manually executed counterpart of this Agreement. Each facsimile of any genuine signature shall be deemed enforceable to the same extent as an original signature. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The words “execution,” “signed,” “signature,” and words of similar import in any Loan Document shall be deemed to include electronic or digital signatures or electronic records, each of which shall be of the same effect, validity, and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 USC § 7001 et seq.), the Uniform Electronic Transactions Act (UETA), or any state law based on the UETA, provided that notwithstanding anything contained herein to the contrary, the Lender is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Lender pursuant to procedures approved by it; and provided, further, the Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement or any other Loan Document, and each Borrower agrees to promptly deliver such manually executed counterpart signature pages.
(c)Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received a counterpart hereof executed by each Borrower and the Collateral Agent.
Section 9.07 Severability. If any term or provision of any Loan Document is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision thereof or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify the applicable Loan Document so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

142

HB: 4868-8978-1628.11

EXHIBIT 10.35

Section 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to

143

HB: 4868-8978-1628.11

EXHIBIT 10.35

time, to the fullest extent permitted by law, and without prior notice to the Administrative Borrower, any such notice being expressly waived by the Administrative Borrower, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by the Lender or Affiliate to or for the credit or the account of the Borrowers or any Loan Party against any and all of the obligations of the Borrowers now or hereafter existing under the Loan Documents to the Lender or its Affiliates, whether direct or indirect, absolute or contingent, matured or unmatured, and irrespective of whether or not the Lender or any Affiliate shall have made any demand under the Loan Documents and although such obligations of such Loan Party are owed to a branch, office, or Affiliate of the Lender different from the branch, office, or Affiliate holding such deposit or obligated on such indebtedness. The Lender agrees to notify the Administrative Borrower promptly after any such set off and appropriation and application; provided that the failure to give such notice shall not affect the validity of such set off and appropriation and application.
Section 9.09    Governing Law; Jurisdiction; Consent to Service of Process.
(a)This Agreement and the other Loan Documents and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles.
(b)Each Loan Party irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the Lender or any of its Related Parties in any way relating to this Agreement or any other Loan Document or the transactions contemplated hereby or thereby, in any forum other than the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation, or proceeding may be brought in any such New York state court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein or in any other Loan Document shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
(c)Each Loan Party irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement or any other Loan Document in any such court referred to in subsection (b) of this Section. Each of the parties

144

HB: 4868-8978-1628.11

EXHIBIT 10.35

hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

145

HB: 4868-8978-1628.11

EXHIBIT 10.35

(d)Each Loan Party irrevocably consents to the service of process in the manner provided for notices in Section 9.01 and agrees that nothing herein will affect the right of any party hereto to serve process in any other manner permitted by applicable law.
Section 9.10 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
Section 9.11 Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.
Section 9.12    Confidentiality.
(a)The Lender and the Collateral Agent agree to maintain the confidentiality of all non-public information received from any Borrower or any other Loan Party relating to a Loan Party or any of its Subsidiaries or their respective businesses; provided that, in the case of information received from any Borrower or any Loan Party after the date hereof, such information is clearly identified at the time of delivery as being confidential information (the “Confidential Information”), except that Confidential Information may be disclosed: (i) to its Affiliates and its Related Parties in connection with the administration of this Agreement and the preservation, exercise, or enforcement of the rights of the Lender under this Agreement (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Confidential Information and instructed to keep such Confidential Information confidential); (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority); (iii) to the extent required by any Legal Requirement or regulations or by any subpoena, court order, or similar legal process; (iv) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action, or proceeding relating to this Agreement or any other Loan Document or the enforcement of its rights hereunder or thereunder; (v) to (x) any actual or potential assignee, transferee, or participant in connection with the assignment or transfer by the Lender of any Loans or any participations therein or (y) any actual or prospective party (or its Related Parties) to any swap, derivative, or other transaction under which payments are to be made by reference to any Borrower or any other Loan Party or any Subsidiary or any of their respective obligations, this Agreement or payments hereunder; provided that, any such potential assignee, transferee, participant, swap counterparty, or advisor is advised of, and agrees

146

HB: 4868-8978-1628.11

EXHIBIT 10.35

to be bound by, the provisions of this Section; (vi) with the consent of the Administrative Borrower; or (vii) to the extent such Confidential Information (x) becomes publicly available other than as a result of a breach of this

147

HB: 4868-8978-1628.11

EXHIBIT 10.35

Section, or (y) is available to the Lender on a non-confidential basis prior to disclosure by any Borrower, or (z) becomes available to the Lender or any of its Affiliates on a non-confidential basis from a source other than a Borrower or any other Loan Party.
(b)Any Person required to maintain the confidentiality of Confidential Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Confidential Information as such Person would accord to its own confidential information.
Section 9.13 Anti-Corruption Information. The Lender hereby notifies each Loan Party that pursuant to the requirements of 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), Lender may be required to obtain, verify, and record information that identifies each Loan Party, which information includes the name and address of each Loan Party and other information that will allow the Lender to identify such Loan Party in accordance with the Beneficial Ownership Regulation, and each Borrower agrees to provide, or cause the other Loan Parties to provide, such information from time to time to the Lender.
Section 9.14 Federal Cannabis Laws. The parties expressly understand, acknowledge, and agree that, as of the Closing Date, the sale, transport, distribution, processing, manufacturing, cultivation or possession of cannabis (collectively, the “Prohibited Activities”) violates U.S. federal law, including, without limitation, the Federal Cannabis Laws. The parties further understand, acknowledge, and agree that they are entering into this Agreement in compliance with the cannabis laws, policies, and regulations of Massachusetts and Illinois, including the Legal Requirements. The parties understand, acknowledge, and agree that the Legal Requirements are subject to interpretation and further regulation regarding the Prohibited Activities. Each party covenants and agrees to adhere to the laws, policies, and regulations of all applicable governmental authorities (except to the extent otherwise noted in the first sentence of this Section), including the Legal Requirements.
Section 9.15 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by applicable law (including, without limitation, the Criminal Code (Canada)) (the “Maximum Rate”). If the Collateral Agent, or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Collateral Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by applicable law, (a) characterize any payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder.
Section 9.16 Judgment Currency. If, for the purposes of obtaining judgment in any court, it is necessary to convert a sum due hereunder or any other Loan Document in one currency into another currency, the rate of exchange used shall be that at which in accordance with normal banking procedures the Lender could purchase the first currency with such other

148

HB: 4868-8978-1628.11

EXHIBIT 10.35

currency on the Business Day preceding that on which final judgment is given. The obligation of each Borrower

149

HB: 4868-8978-1628.11

EXHIBIT 10.35

in respect of any such sum due from it to the Lender or under the other Loan Documents shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than that in which such sum is denominated in accordance with the applicable provisions of this Agreement (the “Agreement Currency”), be discharged only to the extent that on the Business Day following receipt by the Lender of any sum adjudged to be so due in the Judgment Currency, the Lender, as may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency. If the amount of the Agreement Currency so purchased is less than the sum originally due to the Lender from any Borrower in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Lender, as the against such loss. If the amount of the Agreement Currency so purchased is greater than the sum originally due to the Lender in such currency, the Lender agrees to return the amount of any excess to such Borrower (or to any other Person who may be entitled thereto under applicable law).

[ Signature Page Follows ]

150

HB: 4868-8978-1628.11

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be executed as of the date first written above.

BORROWERS:

4FRONT VENTURES CORP.

By:      Name: Leo Gontmakher
Title: Chief Executive Officer

4FRONT U.S. HOLDINGS INC.

By:      Name: Leo Gontmakher
Title: President

4FRONT HOLDINGS LLC

By: 4FRONT U.S. HOLDINGS INC., its
manager and sole member

By:      Name: Leo Gontmakher
Title: President

MISSION PARTNERS USA, LLC, LINCHPIN INVESTORS LLC, and 4FRONT ADVISORS, LLC

By: 4FRONT HOLDINGS LLC, their sole member
By: 4FRONT U.S. HOLDINGS INC., its
manager and sole member

By:      Name: Leo Gontmakher
Title: President

EXHIBIT 10.35

[ Signature Page to Loan Agreement]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be executed as of the date first written above.

BORROWERS:

IL GROWN MEDICINE LLC, MISSION PARTNERS RE, LLC, and MISSION PARTNERS IP, LLC

By: MISSION PARTNERS USA, LLC, their
sole member

By: 4FRONT HOLDINGS LLC, its sole
member
By: 4FRONT U.S. HOLDINGS INC., its
manager and sole member

By:      Name: Leo Gontmakher
Title: President

HARBORSIDE    ILLINOIS    GROWN MEDICINE, INC.

By:     Name: Leo Gontmakher
Title: President

HEALTHY PHARMS, INC.

By:      Name: Leo Gontmakher
Title: President

NEW    ENGLAND    CANNABIS CORPORATION, INC.

By:      Name: Leo Gontmakher
Title: President

[ Signature Page to Loan Agreement Continued]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be executed as of the date first written above.

BORROWERS:

MISSION MA, INC.

By:      Name: Andrew Thut
Title: President

MMA CAPITAL, LLC

By:      Name: Joshua Rosen
Title: Manager

4FRONT NEVADA CORP.

By:      Name: Leo Gontmakher
Title: President

BRIGHTLEAF DEVELOPMENT LLC

By:    4FRONT    NEVADA    CORP.,    its
manager    and    sole member

By:      Name: Leo Gontmakher
Title: President

[ Signature Page to Loan Agreement Continued]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be executed as of the date first written above.

BORROWERS:

MISSION MA, INC.

By:      Name: Andrew Thut
Title: President

MMA CAPITAL, LLC

By:      Name: Joshua Rosen
Title: Manager

4FRONT NEVADA CORP.

By:      Name: Leo Gontmakher
Title: President

BRIGHTLEAF DEVELOPMENT LLC

By:    4FRONT    NEVADA    CORP.,    its
manager    and    sole member

By:      Name: Leo Gontmakher
Title: President

[ Signature Page to Loan Agreement Continued]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be executed as of the date first written above.

BORROWERS:

MISSION MA, INC.

By:      Name: Andrew Thut
Title: President

MMA CAPITAL, LLC

By:      Name: Joshua Rosen
Title: Manager

4FRONT NEVADA CORP.

By:      Name: Leo Gontmakher
Title: President

BRIGHTLEAF DEVELOPMENT LLC

By:    4FRONT    NEVADA    CORP.,    its
manager    and    sole member

By:      Name: Leo Gontmakher
Title: President

[ Signature Page to Loan Agreement Continued]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned have caused this Loan Agreement to be executed as of the date first written above.

BORROWERS:

REAL ESTATE PROPERTIES, LLC,
FULLER HILL DEVELOPMENT CO. LLC, and AG-GROW IMPORTS, LLC

By: BRIGHTLEAF DEVELOPMENT LLC,
their sole member

By: 4FRONT NEVADA CORP., its
manager and sole member

By:      Name: Leo Gontmakher
Title: President

8554 S. COMMERCIAL AVE, LLC

By: LINCHPIN INVESTORS LLC, its sole
member

By: 4FRONT HOLDINGS LLC, its sole
member

By: 4FRONT U.S. HOLDINGS INC., its
manager and sole member

By:      Name: Leo Gontmakher
Title: President

[ Signature Page to Loan Agreement Continued]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned has caused this Loan Agreement to be executed as of the date first written above.

LENDER:

ALT DEBT II, LP

By:      Name: Hyung-Jin Patrick Kim
Title: Manager

[ Signature Page to Loan Agreement]

EXHIBIT 10.35

IN WITNESS WHEREOF, the undersigned has caused this Loan Agreement to be executed as of the date first written above.

COLLATERAL AGENT:

GGG Partners, LLC

By:      Name: Katie S. Goodman
Title: Managing Member

[ Signature Page to Loan Agreement]

EXHIBIT 10.35